As filed with the Securities and Exchange Commission on July 1, 2015

File Nos. 811-04014 and 002-90949

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 50

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 51

MERIDIAN FUND, INC.

(Exact name of Registrant as Specified in Charter)

100 Fillmore Street

Suite 325

Denver, Colorado 80206

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number: (303) 623-2577

David Corkins

100 Fillmore Street

Suite 325

Denver, Colorado 80206

(Name and Address of Agent for Service)

With copies to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 1, 2015 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

MERIDIAN FUND, INC.®

MERIDIAN EQUITY INCOME FUND®

CLASS A SHARES: MRAEX; CLASS C SHARES: MRCEX

MERIDIAN GROWTH FUND®

CLASS A SHARES: MRAGX; CLASS C SHARES; MRCGX

MERIDIAN CONTRARIAN FUND

CLASS A SHARES: MFCAX; CLASS C SHARES:MFCCX

MERIDIAN SMALL CAP GROWTH FUND

CLASS A SHARES: MSGAX; CLASS C SHARES: MSGCX

PROSPECTUS

July 1, 2015

This Prospectus contains essential information for anyone considering an investment in the Funds.

Please read this document carefully and retain it for future reference.

Arrowpoint Asset Management, LLC

(the “Investment Adviser”)

website: www.meridianfund.com

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MERIDIAN FUND, INC.®

FUND SUMMARY

MERIDIAN EQUITY INCOME FUND

Investment Objective

The MERIDIAN EQUITY INCOME FUND seeks long-term growth of capital along with income as a component of total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum Sales Charge (Load) on Purchases	5.75%		NONE
Maximum Deferred Sales Charge (Load)	NONE		1.00%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.97%		0.97%
Distribution (Rule 12b-1) Fees	0.25%		1.00%
Other Expenses	4.19%		2.17%
Shareholder Servicing Fee[1]	0.05%		0.05%
Other	4.14%		2.12%
Total Annual Fund Operating Expenses	5.41%		4.14%
Fee Waivers and/or Expense Reimbursements	(3.81)%		(2.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.60%	[3]	2.00%	[3]

[1]	The fund may pay up to 0.05% for the provision of shareholder services for Class A and Class C shares. This limitation may not be amended or withdrawn until one year after the date of this prospectus.
[2]

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Equity Income Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.00% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

1	Meridian Equity Income Fund

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,779	$2,820	$5,387
Class C Shares	$303	$1,063	$1,938	$4,193

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,779	$2,820	$5,387
Class C Shares	$203	$1,063	$1,938	$4,193

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of dividend-paying equity securities of U.S. companies that have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. Equity securities include, but are not limited to, common and preferred stocks as well as convertible securities in domestic and foreign companies. The Fund may invest in securities of companies with any capitalization across a broad range of industries. These may include companies that are relatively small in terms of assets, revenues and earnings.

Meridian Equity Income Fund	2

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund may also invest its assets in debt or fixed income securities including higher yield, higher risk, lower rated or unrated corporate bonds commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard and Poor’s Ratings Services (“S&P”) or are in default or unrated but of comparable quality as determined by the Investment Adviser. The Fund generally sells investments when the Investment Adviser concludes that the long-term growth or dividend prospects of the company have deteriorated, or the issuer’s circumstances or the political or economic outlook relative to the security have changed, and better investment opportunities exist in other securities.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital along with income as a component of total return. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Income Risk — The Fund may not be able to pay distributions or may have to reduce its distribution level if the amount of dividends and/or interest received by the Fund on the securities it holds declines or is insufficient to pay such distributions.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid

3	Meridian Equity Income Fund

than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

High Yield Bond Risk — Debt securities that are rated below investment grade (commonly referred to as “junk bonds”) involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be smaller and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Debt Securities Risk — Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that the Fund may not be able to sell portfolio securities because there are too few buyers for them.

Performance

The bar chart and table below show the Fund’s historical performance and provides an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year-to-year. Performance information for the Class C shares of the Fund is not shown because such class had not commenced operations as of the date of this Prospectus. Prior to July 1, 2015, the Class A shares were known as Advisor Class shares. The performance of the Class C shares would have differed from the Class A shares only to the extent that the Class C shares have higher expenses than the Class A shares, which would have resulted in lower performance.

The table shows how the Fund’s average annual returns compare with those of the Fund’s benchmark, the S&P 500® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Meridian Equity Income Fund	4

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Class A shares highest quarterly return was 2.89% (for the quarter ended June 30, 2014); and the lowest quarterly return was –0.55% (for the quarter ended September 30, 2014). For the period January 1, 2014 through December 31, 2014, the total return of the Fund’s Class A shares was 5.13%.

Average Annual Total Returns

(For the periods ended December 31, 2014)

MERIDIAN EQUITY INCOME FUND Class A Shares (11/15/2013)	1 Year	Life of Class
Return Before Taxes	(0.91)%	1.05%
Return After Taxes on Distributions	(5.48)%	(3.40)%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.73%	0.60%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	13.66%	15.09%

[1]

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation

5	Meridian Equity Income Fund

and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Arrowpoint Asset Management, LLC.

Portfolio Manager

Minyoung Sohn, CFA, serves as Portfolio Manager of the Fund. Mr. Sohn, who joined the Investment Adviser in 2008 serves as Portfolio Manager of the Fund effective October 31, 2014.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page 23 of this Prospectus.

Meridian Equity Income Fund	6

FUND SUMMARY

MERIDIAN GROWTH FUND

Investment Objective

The MERIDIAN GROWTH FUND seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum Sales Charge (Load) on Purchases	5.75%		NONE
Maximum Deferred Sales Charge (Load)	NONE		1.00%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%		0.76%
Distribution (Rule 12b-1) Fees	0.25%		1.00%
Other Expenses	0.46%		1.73%
Shareholder Servicing Fee[1]	0.05%		0.05%
Other	0.41%		1.68%
Total Annual Fund Operating Expenses	1.47%		3.49%
Fee Waivers and/or Expense Reimbursements and Recoupment	0.08%		(1.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and Recoupment[2]	1.55%	[3]	2.25%	[3]

[1]	The fund may pay up to 0.05% for the provision of shareholder services for Class A and Class C shares. This limitation may not be amended or withdrawn until one year after the date of this prospectus.
[2]

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Growth Fund so that the ratio of expenses to average net assets of the Meridian Growth Fund (excluding acquired fund fees) does not exceed 1.55% for Class A and 2.25% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

7	Meridian Growth Fund

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,020	$1,339	$2,238
Class C Shares	$328	$956	$1,706	$3,683

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$724	$1,020	$1,339	$2,238
Class C Shares	$228	$956	$1,706	$3,683

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes small- and mid-capitalization growth companies that the Investment Adviser believes may have prospects for above-average growth in revenues and earnings because of many factors, including high sales growth, high unit growth, industry growth, high or improving returns on assets and equity and a strong balance sheet. The Fund may invest in securities of companies with any capitalization across a broad range of industries, though it typically emphasizes small- and mid-capitalization companies. These may include companies that are relatively small

Meridian Growth Fund	8

in terms of total assets, revenues and earnings. The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund generally sells investments when the Investment Adviser concludes that better investment opportunities exist in other securities, the security is fully valued, or the issuer’s circumstances or the political or economic outlook have changed.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Growth Securities Risk — Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times

9	Meridian Growth Fund

or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year-to-year. Performance information for the Class C shares of the Fund is not shown because such class had not commenced operations as of the date of this Prospectus. Prior to July 1, 2015, the Class A shares were known as Advisor Class shares. The performance of the Class C shares would have differed from the Class A shares only to the extent that the Class C shares have higher expenses than the Class A shares, which would have resulted in lower performance.

On November 1, 2013, the Fund’s benchmark changed from the Russell 2000® Index to the Russell 2500® Growth Index. The primary reason for this change is to compare the Fund to a benchmark that more closely aligns with the Fund’s current investment strategy. The table shows how the Fund’s average annual returns compare with those of the Russell 2500® Growth Index and the Russell 2000® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Year-by-Year Total Returns as of 12/31

Meridian Growth Fund	10

During the period covered by this bar chart, the Fund’s Class A shares highest quarterly return was 9.99% (for the quarter ended December 31, 2014); and the lowest quarterly return was –2.49% (for the quarter ended September 30, 2014). For the period January 1, 2014 through December 31, 2014, the total return of the Fund’s Class A shares was 8.69%.

Average Annual Total Returns

(For the periods ended December 31, 2014)

MERIDIAN GROWTH FUND Class A Shares (11/15/13)	1 Year	Life of Class
Return Before Taxes	2.44%	6.09%
Return After Taxes on Distributions	(0.95)%	2.96%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.73%	3.91%
Russell 2500® Growth Index (reflects no deductions for fees, expenses or taxes)	7.05%	9.75%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	8.46%

[1]

The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because it includes the effect of a tax benefit an investor may receive resulting from the capital losses that would have been incurred on the sale of the shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Arrowpoint Asset Management, LLC.

Portfolio Managers

Chad Meade serves as a Co-Portfolio Manager of the Fund. Mr. Meade, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since September 5, 2013.

Brian Schaub, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. Schaub, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since September 5, 2013.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page 23 of this Prospectus.

11	Meridian Growth Fund

FUND SUMMARY

MERIDIAN CONTRARIAN FUND

Investment Objective

The MERIDIAN CONTRARIAN FUND (formerly known as Meridian Value Fund) seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum Sales Charge (Load) on Purchases	5.75%		1.00%
Maximum Deferred Sales Charge (Load)	NONE		NONE
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution (Rule 12b-1) Fees	0.25%		1.00%
Other Expenses	2.63%		1.76%
Shareholder Servicing Fee[1]	0.05%		0.05%
Other	2.58%		1.71%
Total Annual Fund Operating Expenses	3.88%		3.76%
Fee Waivers and/or Expense Reimbursements	(2.28)%		(1.56)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.60%	[3]	2.20%	[3]

[1]	The Fund may pay up to 0.05% for the provision of shareholder services for Class A and Class C shares. This limitation may not be amended or withdrawn until one year after the date of this prospectus.
[2].

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Contrarian Fund so that the ratio of expenses to average net assets of the Meridian Contrarian Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.20% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Meridian Contrarian Fund	12

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,493	$2,275	$4,308
Class C Shares	$323	$1,006	$1,808	$3,902

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$728	$1,493	$2,275	$4,308
Class C Shares	$223	$1,006	$1,808	$3,902

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes stocks which the Investment Adviser believes are undervalued in relation to an issuer’s long-term earnings power or asset value, or the stock market in general. Securities in which the Fund invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as convertible debt securities and warrants). The Fund may invest up to 35% of its total assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P. The Fund may invest up to 10% of its total assets in securities rated Ca or below by Moody’s or C or below by S&P, or unrated but considered by the Investment

13	Meridian Contrarian Fund

Adviser to be of comparable quality. The Fund may also invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies. The Fund generally sells investments when (i) the Investment Adviser concludes that the company’s fundamentals are not meeting expectations; (ii) better investment opportunities exist; and/or (iii) the company’s business has improved and this, in the Investment Adviser’s opinion, is reflected in the share price.

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Value Securities Risk — The market value of a value security may take longer than anticipated to rise, may decline or may fail to meet the Investment Adviser’s assessment of its potential value. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Foreign Securities Risk — Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes are also a risk related to foreign investments.

Meridian Contrarian Fund	14

High Yield Bond Risk — Debt securities that are rated below investment grade (commonly referred to as “junk bonds”) involve a greater risk of default or price declines than investment grade securities. The market for high-yield, lower rated securities may be smaller and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

Debt Securities Risk — Debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that the Fund may not be able to sell portfolio securities because there are too few buyers for them.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year-to-year. Performance information for the Class C shares of the Fund is not shown because such class had not commenced operations as of the date of this Prospectus. Prior to July 1, 2015, the Class A shares were known as Advisor Class shares. The performance of the Class C shares would have differed from the Class A shares only to the extent that the Class C shares have higher expenses than the Class A shares, which would have resulted in lower performance.

On November 1, 2013, the Fund’s primary benchmark changed from the S&P 500® Index to the Russell 2500® Index. The S&P 500® Index now serves as the Fund’s secondary benchmark. The primary reason for this change is to compare the Fund to a primary benchmark that more closely aligns with the Fund’s current investment strategy. The table shows how the Fund’s average annual returns compare with those of the Russell 2500® Index and the S&P 500® Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

15	Meridian Contrarian Fund

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Class A shares highest quarterly return was 7.29% (for the quarter ended December 31, 2014); and the lowest quarterly return was –4.65% (for the quarter ended September 30, 2014). For the period January 1, 2014 through December 31, 2014, the total return of the Fund’s Class A shares was 5.68%.

Average Annual Total Returns

(For the periods ended December 31, 2014)

MERIDIAN CONTRARIAN FUND Class A Shares (11/15/13)	1 Year	Life of Class
Return Before Taxes	(0.39)%	2.74%
Return After Taxes on Distributions	(4.36)%	(0.98)%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.96%	2.04%
Russell 2500® Growth Index (reflects no deductions for fees, expenses or taxes)	7.05%	9.75%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	8.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Meridian Contrarian Fund	16

Management

Arrowpoint Asset Management, LLC.

Portfolio Managers

Larry Cordisco serves as a Co-Portfolio Manager of the Fund. Mr. Cordisco, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2012, has served as a Co-Portfolio Manager of the Fund since September 5, 2013.

James England, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. England, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2001, has assisted with managing the Fund since 2001.

James O’Connor, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. O’Connor, who joined the Investment Adviser in 2013 when it acquired the asset management business of the previous investment adviser to the Fund, where he worked as an investment professional since 2004, has assisted with managing the Fund since 2004.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page 23 of this Prospectus.

17	Meridian Contrarian Fund

FUND SUMMARY

MERIDIAN SMALL CAP GROWTH FUND

Investment Objective

The MERIDIAN SMALL CAP GROWTH FUND seeks long-term growth of capital by investing primarily in equity securities of small capitalization companies.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum Sales Charge (Load) on Purchases	5.75%		NONE
Maximum Deferred Sales Charge (Load)	NONE		1.00%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%		NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution (Rule 12b-1) Fees	0.25%		1.00%
Acquired Fund Fees and Expenses	0.06%		0.06%
Other Expenses	0.33%		1.74%
Shareholder Servicing Fee[1]	0.05%		0.05%
Other	0.28%		1.69%
Total Annual Fund Operating Expenses	1.64%		3.80%
Fee Waivers and/or Expense Reimbursements	N.A.		(1.49)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.64%	[3]	2.31%	[3]

[1]	The Fund may pay up to 0.05% for the provision of shareholder services for Class A and Class C shares. This limitation may not be amended or withdrawn until one year after the date of this prospectus.
[2]

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Small Cap Growth Fund so that the ratio of expenses to average net assets of the Meridian Small Cap Growth Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.25% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

[3]

For a period not to exceed three (3) years on which a waiver of reimbursement in excess of the expense limitation is made by the Investment Adviser, the Fund will carry forward, and may repay the Investment Adviser such amounts; provided that the Fund is able to effect such reimbursement and maintain the expense limitation in effect at the time of the waiver.

Meridian Small Cap Growth Fund	18

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A shares or Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement shown above will only be in place for the length of the current commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$732	$1,063	$1,415	$2,407
Class C Shares	$334	$1,024	$1,833	$3,942

You would pay the following expenses if you did not redeem your shares of the Fund:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$732	$1,063	$1,415	$2,407
Class C Shares	$234	$1,024	$1,833	$3,942

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes, in equity securities (including common stocks, preferred stocks and securities convertible into common and preferred stocks) of U.S. small capitalization companies. In the view of the Investment Adviser, small capitalization companies are defined as companies whose total market capitalization falls within the range of companies included in the Russell 2000® Growth Index or the S&P SmallCap 600® Index at the time of purchase. Both indices are broad indices of small capitalization stocks. As of September 30, 2014, the market capitalization of the companies in these indices ranged from approximately $50 million to $4.8 billion. The Fund may also invest up to 20% of its net assets in securities of companies of any market capitalization.

The portfolio managers apply a “bottom up” fundamental research process in selecting investments. In other words, the portfolio managers analyze individual companies to determine if a company presents an attractive investment opportunity and if it is consistent with the Fund’s investment strategies and policies.

19	Meridian Small Cap Growth Fund

Principal Investment Risks

There are risks involved with any investment. The principal risks associated with an investment in the Fund, which could adversely affect its net asset value, yield and return, are set forth below. Please see the section “Further Information About Principal Risks” in this Prospectus for a more detailed discussion of these risks and other factors you should carefully consider before deciding to invest in the Fund.

An investment in the Fund may lose money and is not a deposit of a bank or insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Investment Strategy Risk — The Investment Adviser uses the Fund’s principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in equity securities of small capitalization companies. There is no assurance that the Investment Adviser’s investment strategies or securities selection method will achieve that investment objective.

Equity Securities Risk — Equity securities fluctuate in price and value in response to many factors including historical and prospective earnings of the issuer and its financial condition, the value of its assets, general economic conditions, interest rates, investors’ perceptions and market liquidity.

Market Risk — The value of the Fund’s investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. As a result, the value of your investment in the Fund may be more or less than your purchase price.

Growth Securities Risk — Because growth securities typically trade at a higher multiple of earnings than other types of securities, the market values of growth securities may be more sensitive to changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Small Company Risk — Generally, the smaller the capitalization of a company, the greater the risk associated with an investment in the company. The stock prices of small capitalization and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and generally have a smaller market for their shares than do large capitalization companies.

Performance

The bar chart and table below show the Fund’s historical performance and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund’s Class A shares from year-to-year. Performance information for the Class C shares of the Fund is not shown because such class had not commenced operations as of the date of this Prospectus. Prior to July 1, 2015, the Class A shares were known as Advisor Class shares. The performance of the Class C shares would have differed from the Class A shares only to the extent that the Class C shares have higher expenses than the Class A shares, which would have resulted in lower performance.

The Fund’s Benchmark is the Russell 2000® Growth Index. Updated performance information for the Fund may be obtained by visiting www.meridianfund.com or by calling 1-800-446-6662.

Meridian Small Cap Growth Fund	20

Year-by-Year Total Returns as of 12/31

During the period covered by this bar chart, the Fund’s Class A shares highest quarterly return was 12.88% (for the quarter ended December 31, 2014); and the lowest quarterly return was –4.56% (for the quarter ended September 30, 2014). For the period January 1, 2014 through December 31, 2014, the total return of the Fund’s Class A shares was 19.90%.

Average Annual Total Returns

(For the periods ended December 31, 2014)

MERIDIAN SMALL CAP GROWTH FUND Class A Shares (12/16/13)	1 Year	Life of Class
Return Before Taxes	12.98%	17.32%
Return After Taxes on Distributions	11.77%	16.11%
Return After Taxes on Distributions and Sale of Fund Shares[1]	7.33%	12.64%
Russell 2500® Growth Index (reflects no deductions for fees, expenses or taxes)	7.05%	11.01%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	4.89%	8.72%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

21	Meridian Small Cap Growth Fund

Management

Arrowpoint Asset Management, LLC.

Portfolio Managers

Chad Meade serves as a Co-Portfolio Manager of the Fund. Mr. Meade, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since inception.

Brian Schaub, CFA, serves as a Co-Portfolio Manager of the Fund. Mr. Schaub, who joined the Investment Adviser in 2013, has served as a Co-Portfolio Manager of the Fund since inception.

For important information about “Purchase and Sale of Fund Shares”, “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries”, please turn to “Important Additional Information” on page 23 of this Prospectus.

Meridian Small Cap Growth Fund	22

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

The following table shows the minimum investment amounts for purchasing share classes of the Funds.

Class	Minimum Initial Investment	Minimum Subsequent Investment
Class A Shares	$2,500[1]	$50
Class C Shares	$2,500[1]	$50

[1]	Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.

The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Investment Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts. Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum. Investors in a defined contribution plan through a third-party administrator should refer to their plan document or contact their plan administrator for additional information. Accounts that are a part of certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

Tax Information

Any distributions you receive from a Fund will be taxable as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long term capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related entities may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your advisor to recommend the Fund or one share class over another investment or share class, as applicable. Ask your advisor or financial intermediary for more information.

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FURTHER INFORMATION ABOUT THE FUNDS’ INVESTMENT

OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GENERAL

In selecting investments to achieve each Funds’ investment objective, the Investment Adviser considers issuer-specific criteria as well as the economic outlook and political conditions. Such issuer-specific criteria include the issuer’s growth relative to its price-earnings ratio, its financial strength and management practices and abilities, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock appreciation, other enterprise and market valuation criteria as well as the value of the investments relative to other comparable investment alternatives.

The proportions of a Fund’s assets invested in equity securities or cash equivalents, particular industries, and specific securities will shift from time to time in accordance with the Investment Adviser’s judgment. Each Fund’s investment policies other than those listed as “fundamental” in the Statement of Additional Information (“SAI”) may be changed by the Funds’ Board of Directors (the “Board”) without shareholder approval. The investment policy of the Meridian Small Cap Growth Fund concerning 80% of its “net assets, including the amount of any borrowings for investment purposes,” and Meridian Equity Income Fund concerning 80% of its “net assets” may also be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice. Each Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will receive at least 60 days’ prior notice of any change to a Fund’s investment objective. Any such changes may result in a Fund having investment objectives or policies different from those which you considered appropriate at the time you invested in the Fund.

Securities are determined by the Investment Adviser to be “U.S.” (or “Non-U.S.”) based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue, the location of its assets, its exposure to economic fortunes and risks of countries or geographic regions outside the United States and other relevant factors.

An investment or type of security specifically identified in the prospectus generally reflects a principal investment (i.e., an investment in which a Fund generally invests, or may invest, 10% or more of its total assets). Each Fund also may use certain types of investments and investing techniques that are described in more detail in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment (i.e., an investment in which a Fund generally invests less than 10% of its total assets). A description of the Funds’ policies regarding disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI and on the Funds’ website at www.meridianfund.com.

The Investment Adviser may actively trade portfolio securities, which may lead to higher transaction costs that may affect a Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

Except for Meridian Small Cap Growth Fund, the Funds do not engage in short sales, but the Board may permit a Fund to engage in such transactions in the future. Meridian Small Cap Growth Fund may engage in short sales. However, it is currently not

24

anticipated that short sales will be a material investment activity of the Fund.

MERIDIAN EQUITY INCOME FUND

INVESTMENT OBJECTIVE

The MERIDIAN EQUITY INCOME FUND seeks long-term growth of capital along with income as a component of total return.

INVESTMENT STRATEGIES

The Fund seeks to maximize total return by investing primarily in a diversified portfolio of dividend-paying equity securities. Under normal circumstances, these securities will primarily be equity securities of U.S. companies that pay dividends or interest, have the potential for capital appreciation and which the Investment Adviser believes may have the capacity to raise dividends in the future. In addition to common stocks, equity securities may include, among other instruments, preferred stock as well as securities convertible into common stock. The Fund may also invest in securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. Shareholders will receive at least 60 days’ prior notice of any change to the principal investment strategies relating to the type of securities in which 80% of the value of the Fund’s net assets must be invested. The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund may also invest a portion of its assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds, commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P, are in default or are unrated but of comparable quality as determined by the Investment Adviser.

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the investment objective within the Fund’s investment strategy.

MERIDIAN GROWTH FUND

INVESTMENT OBJECTIVE

The MERIDIAN GROWTH FUND seeks long-term growth of capital.

INVESTMENT STRATEGIES

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes small- and mid-capitalization growth companies that the Investment Adviser believes may have prospects for above-average growth in revenues and earnings because of many factors, including high sales growth, high unit growth, industry growth, high or improving returns on assets and equity and a strong balance sheet. These may include companies that are relatively small in terms of total assets, revenues and earnings. The Fund may also invest in companies not meeting these criteria if the Investment Adviser believes they represent favorable investment opportunities for the Fund.

The Fund may invest in securities of companies with any capitalization across a broad range of industries, though it typically emphasizes small- and mid-capitalization companies. The Fund may also invest in debt and equity-related securities

25

(including convertible debt securities and warrants), bonds rated A or better by Moody’s (or, if unrated, are considered by the Investment Adviser to be of comparable quality), and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies.

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the investment objective within the Fund’s investment strategies.

MERIDIAN CONTRARIAN FUND

INVESTMENT OBJECTIVE

The MERIDIAN CONTRARIAN FUND seeks long-term growth of capital.

INVESTMENT STRATEGIES

The Fund seeks long-term growth of capital by investing primarily in a diversified portfolio of publicly traded common stocks of U.S. companies. Under normal circumstances, the Fund emphasizes stocks which the Investment Adviser believes are undervalued in relation to an issuer’s long-term earnings power or asset value, or the stock market in general. Securities in which the Fund invests may be undervalued because of many factors, including market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting the issuer of the security. Any or all of these factors may provide buying opportunities at attractive prices compared to historical or current market price-earnings ratios, book value, underlying asset value, or the long-term earnings prospects of the company. In addition, the

Fund’s policy of investing in securities that may be temporarily out of favor differs from the investment approach followed by many other mutual funds with a similar investment objective, including the Meridian Growth Fund. Many such mutual funds typically do not invest in securities that have declined sharply in price, are not widely followed, or are issued by companies that have reported poor earnings or have suffered a downturn in business. The Investment Adviser believes, however, that the securities of companies that may be temporarily out of favor due to earnings declines or other adverse developments may offer good investment opportunities for the Fund.

The Fund may invest in securities of companies with any capitalization across a broad range of industries. The Fund may also invest in debt and equity-related securities (such as convertible debt securities, bonds and warrants) and securities of foreign companies (denominated in U.S. dollars or foreign currencies), including emerging market companies. The Fund may invest up to 25% of its total assets, calculated at the time of purchase, in securities of foreign companies, including emerging market companies.

The mix of the Fund’s investments at any time will depend on the industries and types of securities the Investment Adviser believes hold the most potential for achieving the Fund’s investment objective within the Fund’s investment strategies.

The Fund intends to invest at least 65% of its total assets in common stocks and equity-related securities (such as convertible debt securities and warrants). The Fund may invest up to 35% of its total assets in debt or fixed income securities, including higher yield, higher risk, lower rated or unrated corporate bonds, commonly referred to as “junk bonds.” These are bonds that are rated Ba or below by Moody’s or BB or below by S&P, or are unrated but of comparable quality as determined by the Investment Adviser. The Fund may invest up to

26

10% of its total assets in securities rated below Ca by Moody’s or C by S&P, or are unrated but of comparable quality as determined by the Investment Adviser.

The Fund may purchase high yield bonds that the Investment Adviser believes will increase in value due to improvements in their credit quality or ratings, anticipated declines in interest rates or improved business conditions for the issuers.

MERIDIAN SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE

The MERIDIAN SMALL CAP GROWTH FUND seeks long-term growth of capital by investing primarily in equity securities of small capitalization companies.

INVESTMENT STRATEGIES

The Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets, including the amount of any borrowings for investment purposes, in U.S. equity securities (including common stocks, preferred stocks and securities convertible into common and preferred stocks) of small capitalization companies. In the view of the Investment Adviser, small capitalization companies are defined as companies whose total market capitalization falls within the range of companies included in the Russell 2000® Growth Index or the S&P SmallCap 600® Index at the time of purchase. Both indices are broad indices of small capitalization stocks. At September 30, 2014, the market capitalization of the companies in these indices ranged from approximately $50 million to $4.8 billion. The Fund may also invest up to 20% of its net assets in securities of companies of any market capitalization.

The portfolio managers apply a “bottom up” fundamental research process in selecting investments. In other words, the portfolio managers analyze individual companies to determine if a company presents an attractive investment opportunity and if it is consistent with the Fund’s investment strategies and policies.

TEMPORARY INVESTMENTS

When the Investment Adviser concludes, on the basis of its analyses of the economy, political conditions, or its own valuation guidelines and standards, that general market or other conditions warrant the reduction of some or all of a Fund’s equity securities holdings, the Fund may adopt a temporary defensive posture to preserve capital and, if possible, to achieve positive returns in defensive type investments. Similarly, a Fund may also temporarily depart from its investment strategies in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or for other reasons (e.g., when the Fund is implementing a revised investment strategy). During such periods, a Fund may hold a portion or all of its assets in cash, money market instruments or corporate debt obligations, or take other investment positions that depart from its ordinary investment strategies. This may cause a Fund to temporarily forego greater investment returns, and the Fund may not achieve its investment objective during such periods.

27

FURTHER INFORMATION ABOUT PRINCIPAL RISKS

INVESTMENT STRATEGY RISK

The Investment Adviser’s investment strategies and securities selection method may fail to produce the intended results or achieve a Fund’s investment objective. In addition, the Investment Adviser’s investment approach may be out of favor at times, causing a Fund to underperform funds that also seek such investment objectives but use different approaches to the stock selection and portfolio construction process. A Fund’s shares, as a result, may lose value and/or underperform other funds with similar investment objectives. Accordingly, there is no assurance that a Fund will meet its investment objective or that the value of your investment will not decline.

MARKET RISK

Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.

GROWTH SECURITIES RISK

Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may be more sensitive to adverse economic or other circumstances or changes in current or expected earnings than the market values of other types of securities. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. If the Investment Adviser’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Fund’s returns. A mutual fund investing principally in growth securities may at times underperform other mutual funds that invest more broadly or that have different investment styles.

VALUE SECURITIES RISK

Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the Investment Adviser’s future value assessment of that security, may take longer than anticipated to rise to the believed value or may decline. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time. A mutual fund investing principally in value securities may at times underperform other mutual funds that invest more broadly or that have different investment styles.

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SMALL COMPANY RISK

A Fund’s portfolio may include securities of smaller capitalization companies and less-seasoned companies that have limited operating histories and may not yet be profitable. These may include companies classified as small-, mid- and micro-capitalization. Investments in these companies offer opportunities for capital gain, but involve significant risks, including limited product lines, markets or financial resources, dependence on a key group of managers, the absence of a ready market for the securities (or securities which trade less frequently or in a limited volume, or only in the over-the-counter market or on a regional stock exchange), volatility of the stock price, and, in the case of unseasoned companies, the untested long-term viability of the firms’ operations. In addition, some smaller capitalization companies may not be widely followed by the investment community, which can lower the demand for their stocks.

EQUITY SECURITIES RISK

The value of a Fund’s stock investments will fluctuate in response to the activities of individual companies and general stock market and economic conditions. The stock prices of smaller capitalized and newer companies tend to fluctuate more than those of larger capitalized and/or more established companies and may have a smaller market for their shares than do large capitalization companies. Convertible securities may offer less market risk than owning common shares, but the potential for capital gain may be less than a common stock investment. Preferred stock is a hybrid security that combines features of both common stock and bonds. It is equity, not debt, and is thus riskier than bonds. Whereas bond interest is a contractual expense of the issuer, preferred dividends, although payable before common dividends, are not assured (e.g., if earnings are low).

INCOME RISK

The amount of the distributions paid by a Fund generally depends on the amount of dividends and/or interest received by the Fund on the securities it holds. A Fund may not be able to pay distributions or may have to reduce its distribution level if the dividends and/or interest the Fund receives from its investments decline or are insufficient to pay such distributions.

DEBT SECURITIES RISK

Each Fund may invest in debt securities of both governmental and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a

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level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.

HIGH YIELD BOND RISK

High-yield, high risk bonds (i.e., “junk bonds”), in which only the MERIDIAN EQUITY INCOME FUND and the MERIDIAN CONTRARIAN FUND may invest, are speculative and are subject to greater volatility and risk of loss through default than investment grade securities, particularly in deteriorating economic conditions. High-yield bond values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer’s credit quality to a greater extent than lower yielding, higher-rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Bonds rated Ca are described by Moody’s as “highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.” Bonds rated BB+ by S&P are considered the highest speculative grade by market participants. See Exhibit A to the SAI for a complete description of the bond ratings.

FOREIGN SECURITIES RISK

Investments in foreign securities may be subject to more risks than those associated with U.S. investments, including currency fluctuations, political and economic instability and differences in accounting, auditing and financial reporting standards. Foreign securities may be less liquid than domestic securities so that a Fund may, at times, be unable to sell foreign securities at desirable times or prices. In addition, emerging market securities involve greater risk and more volatility than those of companies in more developed markets. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, are also a risk related to foreign investments.

In addition, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and practices, or regulatory requirements comparable to those applicable to U.S. companies. Emerging market securities, in particular, involve greater risk and may be more volatile than those companies in more developed markets. For example, political and economic structures in less developed countries may change rapidly, which may cause instability; their securities markets may be underdeveloped; and emerging market countries are also more likely to experience high levels of inflation, deflation or currency fluctuations, which could adversely affect their economies and securities markets. In general, there may be less public information available about non-U.S. companies. Additionally, specific local political and economic factors must be evaluated in making these investments, including trade balances and imbalances, and related economic policies; expropriation or confiscatory levels of taxation and withholding; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of the various securities markets; and nationalization policies of governments around the world. Securities of non-U.S. issuers may be denominated in currencies other than the U.S. dollar. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. The value of currencies may fluctuate in a manner unrelated to the investment performance of the securities denominated in those currencies.

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OPTIONS RISK

Investments in options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

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ORGANIZATION AND MANAGEMENT

MERIDIAN FUND, INC.

Meridian Fund, Inc.® (“Meridian”) is an open-end management investment company consisting of four separate series, which includes the Meridian Equity Income Fund, the Meridian Growth Fund, the Meridian Contrarian Fund and the Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), each of which is classified as a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

THE INVESTMENT ADVISER

Arrowpoint Asset Management, LLC, located at 100 Fillmore St., Suite 325, Denver, CO 80206, serves as the investment adviser to the Funds. The Investment Adviser, an investment adviser registered with the Securities and Exchange Commission (“SEC”) since 2009 and privately owned by its principals, manages the investments of the Funds’ portfolios, provides administrative services and manages Meridian’s other business affairs. These services are subject to general oversight by the Board. Pursuant to an Investment Management Agreement and Service Agreement between Meridian, on behalf of the Funds, and the Investment Adviser, (the “Management Agreement”), the Investment Adviser provides investment advisory services to each Fund.

Prior to September 5, 2013, the Funds, other than the Meridian Small Cap Growth Fund, were managed by Aster Investment Management Co., Inc. (the “Previous Investment Adviser”) pursuant to an Investment Management Agreement and Service Agreement between Meridian, on behalf of such Funds, and the Previous Investment Adviser, dated July 13, 2012 (the “Aster Management Agreement”). On May 15, 2013, the Previous

Investment Adviser entered into an agreement (the “Asset Purchase Agreement”) to sell substantially all of its assets, including its rights with respect to the Aster Management Agreement, and transfer certain liabilities to Arrowpoint AIM LLC, a wholly-owned subsidiary of the Investment Adviser (the “Transaction”). The Transaction was subject to certain conditions to closing, including, among others, approval by the Board and by shareholders of the Meridian Equity Income Fund, the Meridian Growth Fund and the Meridian Contrarian Fund of a new investment management agreement between the Investment Adviser and Meridian, on behalf of each of such Funds; such approvals were obtained on June 11, 2013 and August 28, 2013, respectively. The closing of the Transaction occurred on September 5, 2013 and resulted in the automatic termination of the Aster Management Agreement.

PORTFOLIO MANAGERS

Larry Cordisco

Co-Portfolio Manager of Meridian Contrarian Fund.

Employed by the Investment Adviser as an investment management professional since 2013. Mr. Cordisco was formerly employed with the Previous Investment Adviser since 2012 and, before that, from 2003 to 2011. Before joining the Previous Investment Adviser in 2003, Mr. Cordisco was an associate analyst in investment research at Bank of America Securities.

James England, CFA

Co-Portfolio Manager of Meridian Contrarian Fund.

Employed by the Investment Adviser as an investment management professional since 2013. Mr. England was formerly employed with the

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Previous Investment Adviser since 2001. Before that, Mr. England was an equities derivatives trader with TD Securities from 2000 to 2001.

Chad Meade

Co-Portfolio Manager of Meridian Growth Fund and Meridian Small Cap Growth Fund

Employed by the Investment Adviser as an investment management professional since 2013. Mr. Meade previously served as a co-portfolio manager and Executive Vice President of the Janus Triton Fund and the Janus Venture Fund. He has 15 years of experience in the financial industry and focused on small and mid-capitalization stocks in the health care and industrials sectors as an equity research analyst at Janus Capital Management LLC from 2001 to 2011. Prior to starting with Janus in August 2001, Mr. Meade was a financial analyst for Goldman Sachs’ global investment research team. He graduated summa cum laude from Virginia Tech with a Bachelor’s degree in Finance and was a member of the Omicron Delta Kappa Honor Society.

James O’Connor, CFA

Co-Portfolio Manager of Meridian Contrarian Fund.

Employed by the Investment Adviser as an investment management professional since 2013. Mr. O’Connor was formerly employed with the Previous Investment Adviser since 2004. From 2003 to 2004, Mr. O’Connor was a Research Associate with RBC Dain Rauscher. Mr. O’Connor was an Investment Bank Intern at RSM Equico in 2002. From 2000 to 2001, Mr. O’Connor was a Compliance Associate at Thomas Weisel Partners.

Brian Schaub, CFA

Co-Portfolio Manager of Meridian Growth Fund and Meridian Small Cap Growth Fund

Employed by the Investment Adviser as an investment management professional since 2013. Mr. Schaub previously served as a co-portfolio manager and Executive Vice President of the Janus Triton Fund and the Janus Venture Fund. He has 14 years of experience. Mr. Schaub served as an equity research analyst at Janus Capital Management LLC from 2000 to 2011, focused on small and mid-capitalization stocks in the communications sector. He graduated cum laude from Williams College with a Bachelor’s degree in Economics. Mr. Schaub also holds a Chartered Financial Analyst designation.

Minyoung Sohn, CFA

Portfolio Manager of Meridian Equity Income Fund

Employed by the Investment Adviser as a principal and portfolio manager since 2008. Mr. Sohn previously served as a portfolio manager and Executive Vice President of the Janus Growth and Income Fund and the Janus Fundamental Equity Fund. He has 16 years of experience in the financial industry and focused on a broad range of sectors as an equity research analyst (1998 to 2004) and portfolio manager (2004-2007) at Janus Capital Management LLC. He graduated cum laude from Dartmouth College with a Bachelor’s degree in Government and Economics.

The SAI provides additional information about Larry Cordisco, James England, Chad Meade, James O’ Connor, Brian Schaub, and Minyoung Sohn including their compensation structure, other accounts they manage and their ownership of securities in each Fund they manage.

MANAGEMENT FEES AND OTHER EXPENSES

Management Fees.    Meridian Equity Income Fund pays the Investment Adviser an annual fee of 1.00% of the first $10 million of the Fund’s average daily

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net assets, 0.90% of the next $20 million of the Fund’s average daily net assets, 0.80% of the next $20 million of the Fund’s average daily net assets and 0.70% of the Fund’s average daily net assets in excess of $50 million.

Meridian Growth Fund pays the Investment Adviser an annual fee of 1.00% of the first $50 million of the Fund’s average daily net assets and 0.75% of the Fund’s average daily net assets in excess of $50 million.

Meridian Contrarian Fund pays the Investment Adviser an annual fee of 1.00% of the Fund’s average daily net assets.

Meridian Small Cap Growth Fund pays the Investment Adviser an annual fee of 1.00% of the Fund’s average daily net assets. The management fees are computed daily and paid monthly. For the fiscal year ended June 30, 2014 the Investment Adviser received an investment advisory fee of 0.93% of the average daily net assets for the Meridian Equity Income Fund, 0.76% of the average daily net assets for the Meridian Growth Fund and 1.00% of the average daily net assets for the Meridian Contrarian Fund. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement between the Investment Adviser and Meridian on behalf of the Meridian Small Cap Growth Fund, the Meridian Growth Fund, the Meridian Contrarian Fund and the Meridian Equity Income Fund is currently available in the Semi-annual report to shareholders dated December 31, 2014.

Expenses.    Expenses common to the Funds are generally allocated to each Fund in proportion to its relative net assets. Expenses arising in connection with a Fund are charged directly to that Fund. Expenses directly attributable to a specific class of shares of a Fund are charged to that share class.

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Equity Income Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.00% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Growth Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.55% for Class A and 2.25% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

The Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Contrarian Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.20% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

Lastly, the Investment Adviser has agreed to waive a portion of the investment advisory and/or administration fees and/or reimburse other expenses of the Meridian Small Cap Growth Fund so that the ratio of expenses to average net assets of the Meridian Equity Income Fund (excluding acquired fund fees) does not exceed 1.60% for Class A and 2.25% for Class C. These expense limitations may not be amended or withdrawn until October 30, 2016.

Each Fund, as applicable, will carry forward the expenses in excess of the expense limitation that were waived or reimbursed by the Investment Adviser for a period not to exceed three years from the date on which a waiver or reimbursement was made, and, subject to the approval of the Board, may repay the Investment Adviser such amounts,

34

provided that the Fund is able to effect such repayment while still maintaining the expense limitation. Either the Fund or the Investment Adviser can modify or terminate these repayment arrangements at any time. Any reimbursement or repayment will be on a monthly basis, subject to year-end adjustment. During the six month period ended December 31, 2014, the Investment Adviser voluntarily agreed to reimburse certain expenses of the Growth Fund, the Contrarian Fund, the Equity Income Fund and the Small Cap Growth Funds in order to limit aggregate operating expenses of their Class A shares (f/k/a Advisor Shares) from exceeding the amounts listed below. No data exists with respect to Class C because such class had not commenced operations as of the date of this Prospectus.

Expense Limitation
Growth Fund
Class A	1.55%
Contrarian Fund
Class A	1.60%
Equity Income Fund
Class A	1.60%
Small Cap Growth Fund
Class A	1.60%

With respect to these limits, the Investment Adviser reimbursed the following amounts for Class A shares (f/k/a Advisor shares) during the six month period ended December 31, 2014.

Growth Fund
Class A	$1,540
Contrarian Fund
Class A	$4,101
Equity Income Fund
Class A	$4,757
Small Cap Growth Fund
Class A	$8,911

THE DISTRIBUTOR

Destra Capital Investments LLC, located at One North Wacker, 48th Floor, Chicago, IL 60606 (the “Distributor” or “Destra”), a related entity of the Investment Adviser, has entered into a distribution agreement with Meridian. The Distributor and its affiliates may pay commissions, distribution fees and/or other compensation to entities for selling Fund shares and providing certain distribution-related services to the Funds’ shareholders. Destra also may receive, and may direct to other eligible financial intermediaries, compensation for providing, directly or indirectly, personal/liaison and related shareholder support services to Fund shareholders, and may be reimbursed for providing omnibus account services, as further described in the section of the prospectus entitled “Shareholder Information – Distribution, Shareholder Servicing and Omnibus Account Services.”

THE TRANSFER, REDEMPTION AND DISBURSING AGENT

BNY Mellon Investment Servicing (US) Inc. serves as Transfer Agent, redemption, dividend disbursing agent for each Fund and may, in certain circumstances, also serve as shareholder servicing agent for each Fund. BNY Mellon Investment Servicing (US) Inc. is located at 760 Moore Road, King of Prussia, PA 19406.

THE CUSTODIAN

The Bank of New York Mellon is located at One Wall Street, New York, New York, 10286, and serves as custodian of all securities and funds owned by the Funds.

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SHAREHOLDER INFORMATION

CHOOSING A SHARE CLASS

Each Fund offers both the Class A and Class C shares, each representing an interest in the same portfolio but with differing features, such as fees and eligibility requirements. It is important to consider carefully and/or consult with your advisor, broker, dealer, bank, insurance company or other entity (each, generally referred to as a “financial intermediary” and, collectively, as “financial intermediaries”) for additional information on which classes of shares of the Funds, if any, are an appropriate investment choice based on your investment objectives and needs. Certain financial intermediaries may not sell all classes of shares of the Funds and all of such classes may not be available to all investors. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, redeem or exchange Fund shares.

If your financial intermediary sells more than one class of shares of a Fund, you should carefully consider which class (or classes) of shares is most appropriate for your investment objectives and needs. Certain classes have higher expenses than others, which may lower the return on your investment. The differential between classes also will vary depending on the actual investment return for any given investment period. We encourage you to consult with your financial intermediary who can help you with your investment decisions. For further details, please see the SAI.

Below is a summary of certain eligibility requirements and features, including fees, of Class A and Class C shares of the Funds. The Class A share class imposes a 5.75% maximum front end sales charge and employs a traditional breakpoint discount based on the amount of the initial investment. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a waiver applies. Each class of shares of the Funds is subject to minimum investment amounts, which may vary by class. Such minimum investment amounts are set forth in the chart that follows the summary of share class eligibility requirements below. There is a $500,000 maximum on any single purchase of Class C shares. For investors who wish to purchase more than the $500,000 maximum worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

Eligible Investors

Class A Shares

Class A shares are generally available for purchase through financial intermediary platforms including, but not limited to, traditional brokerage platforms, self-directed brokerage accounts, mutual fund wrap fee programs, bank trust platforms and retirement platforms. Class A shares sales charges are as follows:

Class A Shares Sales Charge:
Initial sales charge on purchases	Up to 5.75%[1] Reduction for purchases of $50,000 or more Waived for purchases of $1 million or more
Deferred sales charge	None

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Minimum initial investment	$2,500[2]
Maximum purchase	None
Minimum aggregate account balance	None
Rule 12b-1 fee	Up to 0.25% annual distribution and/or shareholder servicing fee

[1]	May be waived under certain circumstances.
[2]	Certain tax-deferred retirement accounts or UGMA/UTMA accounts are subject to a $500 minimum.

The initial sales charge imposed on the purchase of Class A shares is based on the amount invested, as set forth in the table below. The proceeds of any applicable sales charge are allocated between the Distributor and your financial intermediary. The table below sets forth the amount of the applicable sales charge as a percentage of offering price and net amount invested. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price[1]	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	None

[1]	Offering Price includes the initial sales charge.

Class A shares may be offered with a reduced or waived initial sales charge under certain circumstances. For more information, please refer to the section herein entitled “Qualifying for a Reduction or Waiver of Class A Shares Sales Charge.” Class A shares allow for payment of up to 0.25% of net assets to financial intermediaries for providing distribution, and/or other, shareholder services to their clients. In addition, Class A shares allow for payment to financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts or other shareholder services provided on behalf of their clients.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances. For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own

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(either in this Fund or in certain other Meridian funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above. The circumstances under which you may combine such ownership of shares and purchases are described below. If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares may be offered without an initial sales charge under any of the following conditions:

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or the Distributor specifically for such purchases (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or the Distributor specifically for such purchases;

•

purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with the Fund and/or the Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or the Distributor specifically for such purchases;

•	registered representatives and other employees of financial intermediaries that have selling agreements with the Fund and/or the Distributor to sell Class A shares;

•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with the Fund and/or the Distributor; and

•

purchases by (i) directors, officers and employees of Meridian Fund, Inc. and Arrowpoint and each of their affiliates, (ii) trustees and officers of the Fund, and (iii) directors and officers of any sub-adviser to a Meridian Fund, Inc., including retired persons who formerly held such positions and immediate family members of such purchasers. (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. These other accounts may include the accounts described under “Aggregating Accounts.” It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A shares of the Funds at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s NAV (net amount invested) of all eligible shares (as set forth herein) and applying

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the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Funds and of certain other classes (Class A shares and Class C shares) of Meridian Fund, Inc. funds then held by you, or held in accounts identified under “Aggregating Accounts.” In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares (including Class A shares in other series of the Meridian Fund, Inc. funds) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the letter. In order to apply purchases toward the intended amount, you must refer to such letter when placing all orders.

When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse, domestic partner and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single-participant retirement accounts. To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at www.meridianfund.com and by following the appropriate hyperlinks to the specific information.

Class C Shares

Class C shares will generally be offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms and retirement platforms. Class C shares allow for the payment of up to 0.75% of net assets to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. Class C shares also allow for the payment of fees to

39

financial intermediaries for providing administrative services, including recordkeeping, sub-accounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients.

There is a $500,000 maximum on any single purchase of Class C shares. For investors who wish to purchase more than $500,000 worth of shares, the sales charge and expense structure of Class A shares may be more advantageous.

Commission on Class C shares

The Distributor may pay to your financial intermediary a commission rate of 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not be eligible to receive this commission if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

DISTRIBUTION, SHAREHOLDER SERVICING AND OMNIBUS ACCOUNT SERVICES

Distribution Fees

In accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Funds have adopted shareholder servicing plans for Class A shares and Class C shares (the “Class A Plan,” and “Class C Plan” respectively, or collectively the “Plans”). Under the terms of the distribution plan, the Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution-related services provided by such entities for their customers, or to be retained by the Distributor for its performance of such services.

Such financial intermediaries are required to meet certain conditions in order to be eligible to receive distribution fees. The table below shows the annual distribution fees (as a percentage of average daily net assets) applicable to each share class of the Funds:

Share Class	Distribution Fee
Class A Shares	0.25%
Class C Shares	1.00	%*

*	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of the Plans, the Funds are authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.

Such financial intermediaries may from time to time be required to meet certain criteria in order to be eligible to receive 12b-1 fees. Typically, under the adopted Class C Plan, the Distributor retains all fees paid for the first 12 months pursuant to the Plan on any investment in Class C shares in order to recoup prior expenses incurred with respect to the payment of an 1% commission on sales of Class C shares to the financial intermediary. Accordingly, financial intermediaries will become eligible for monthly compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares. However, certain financial intermediaries may elect not to receive the initial 1% commission, in which case the Distributor will pay the monthly 12b-1 fees to such financial intermediary beginning the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects not to receive the initial 1% commission will not be subject to a CDSC. The Distributor is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there

40

is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Fees

The Board has approved, and the Funds have adopted, a shareholder servicing plan, which sets the shareholder servicing fees that are periodically deducted from the Funds’ assets for certain of the share classes of the Funds (“Shareholder Servicing Fees”). These fees are calculated daily, may vary by share class and are intended to compensate eligible financial intermediaries, including Destra, for providing, directly or indirectly, certain personal/liaison and related shareholder support services to Fund shareholders. Because the fees are paid out of a Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual shareholder servicing fee (as a percentage of average daily net assets) applicable to each share class of the Funds:

Share Class	Shareholder Servicing Fee
Class A Shares	0.05%[1]
Class C Shares	0.05%[1]

1.

With respect to the Meridian Contrarian Fund and the Meridian Small Cap Growth Fund, and consistent with current limitations determined by the Board, Class A and Class C of such Funds are authorized to pay only 0.05% as a Shareholder Servicing Fee at this time. This limitation may not be amended or withdrawn until one year after the date of this prospectus.

Omnibus Account Services Fees

The Funds may reimburse certain financial intermediaries, including Destra, for their costs associated with providing certain omnibus account services, including record keeping, sub-accounting of shareholder accounts and order processing pursuant to omnibus account services arrangements (“Omnibus Account Services Fees”). Omnibus Account Services Fees are to be consistent with applicable industry standards and, in all respects, commercially reasonable.

Other Financial Intermediary Compensation

The Distributor, the Investment Adviser and their affiliates may make payments, from their own resources, to financial intermediaries for marketing/sales support services relating to the Funds (“Marketing Support Payments”). Marketing Support Payments are in addition to Distribution Fees, Shareholder Servicing Fees, and Omnibus Account Services Fees that may be paid to eligible financial intermediaries, including Destra, as appropriate. Such payments are generally based upon one or more of the following factors: average net assets of a Fund sold by the Distributor attributable to that financial intermediary, gross sales of a Fund distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Distributor, the Investment Adviser and their affiliates may make increased payments on a basis other than those described above when dealing with certain financial intermediaries. Such increased payments may enable such financial intermediaries to offset credits that they may provide to customers.

In addition to the payments described above, the Distributor, the Investment Adviser and their affiliates

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may make other payments or allow promotional incentives to broker-dealers to the extent permitted by the SEC and the Financial Industry Regulatory Authority rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Adviser and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Funds. You can find further details in the SAI about the payments made by the Distributor, the Investment Adviser and their affiliates, as well as a list of the financial intermediaries, if any, to which the Distributor and the Investment Adviser have agreed to make Marketing Support Payments.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a financial incentive for recommending a Fund or a particular share class over others.

PRICING OF FUND SHARES

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or “NAV”) per share for a given share class after the Transfer Agent receives all required documents in good order (as described below). NAV is computed as of the close of business of the New York Stock Exchange (“NYSE”) each day that it is open for trading, which is typically at 4:00 p.m. Eastern Time. Orders received before the close of business are typically priced at a Fund’s NAV per share as computed on that day. Orders received after the close of business are typically priced at a Fund’s NAV per share as computed on the next business day.

NAV per share is determined by totaling the value of all portfolio securities, cash and other assets, including accrued interest and dividends, attributable to a class, and subtracting from that all liabilities, including accrued expenses, attributable to a class. The total NAV is divided by the total number of outstanding shares of the class to determine the NAV of each share.

Securities in each Fund’s portfolio are valued primarily on market quotes, or, if quotes are not available, by a method that the Board believes would accurately reflect the securities’ fair value. Fair value pricing, for example, may be used for high-yield debt securities when available pricing information is stale or is determined for other reasons not to accurately reflect fair value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE), which is usually 4:00 p.m. Eastern Time. Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Foreign securities shall be valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values (as described below).

Fixed income (debt) securities with original or remaining maturities more than 60 days are typically valued at the mean of their quoted bid and asked prices. Short-term fixed income securities of sufficient credit quality with 60 days or less to maturity are typically amortized to maturity based

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on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Investment Adviser under the policy and procedures adopted by, and under the general supervision of, the Board. The Investment Adviser may determine that fair value pricing is appropriate for securities that, for example, are thinly traded or illiquid, or where the Investment Adviser believes that the prices provided by a pricing service are not accurate or where such prices are not available. When fair valuation is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. For example, a Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Significant events that may impact the value of securities principally traded in foreign markets (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close and the time that a Fund calculates its NAV. Because the frequency of significant events is not predictable, fair value pricing of certain common stocks may or may not occur on a frequent basis. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause a Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Shares of a Fund will not be priced on the days on which the NYSE is closed for trading, and on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

ACCOUNT RULES AND POLICIES

Mandatory Redemption

If your account in Class A or Class C of a Fund falls below $750 for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the amount at which such mandatory redemption would apply or you do not send us other instructions, we reserve the right to redeem your shares and send you the proceeds. Before doing so, you will be given at least 60 days’ notice to bring the account up to the applicable amount.

Medallion Signature Guarantee

Medallion guarantees are only required for mailed redemption requests under the following circumstances: (1) if the address on your account was changed within the last 15 days; (2) if the amount of the redemption exceeds $100,000 and includes bank account information that is not currently on file with Meridian or if all of the owners of your Fund account are not included in the registration of the bank account provided; or (3) if the redemption is made payable to a third party. You can get a

43

Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call 1-800-446-6662.

Share Transfers

You may transfer shares of a Fund by delivering to the Transfer Agent: (1) a letter of instructions, signed exactly as the shares are registered by each registered owner, which identifies clearly the exact names in which the account presently is registered, the account number, the number of shares to be transferred, and the names, address and social security or tax identification number of the account to which the shares are to be transferred, (2) stock certificates, if any, which are the subject of the transfer, and (3) an instrument of assignment (“stock power”), which should specify the total number of shares to be transferred and on which the signatures of the registered owners have been guaranteed. (See “Medallion Signature Guarantee.”) Additional documents are required for transfers by corporations, executors, administrators, trustees and guardians. If you have questions about the documents required, call 1-800-446-6662. If the transfer establishes a new account, you must also submit a new application. Meridian is not bound to record any transfer on the stock transfer books maintained by the Transfer Agent until the Transfer Agent has received all required documents.

Short-Term Trading Policy

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds are not intended to accommodate frequent purchases and redemptions of shares by shareholders. Short-term trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders of a Fund. Short-term trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. With this in mind, the Board has adopted a Short-Term Trading Policy (the “Policy”). Under the Policy, to discourage short-term trading in Fund shares, each Fund imposes 2.00% short-term redemption fee when shares of a Fund are redeemed (either by selling or exchanging into another Fund) within 60 days of purchase. The Policy applies to all shares of the Funds except for Class C shares.

The short-term redemption fee does not apply to: (1) shares acquired through reinvestment of dividends and other Fund distributions; (2) systematic purchases and redemptions; (3) required distributions or return of excess contributions from retirement accounts; (4) certain hardship situations such as death or disability; (5) redemptions from certain accounts held through intermediaries that have entered into an agreement with the Fund or its Distributor (Destra Capital Investments), including (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee

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on their customers’ accounts (e.g., certain omnibus accounts where redemptions cannot be tracked to the individual shareholder); or (6) circumstances that may fall within the Funds’ short-term trading prohibitions, but which a Fund may determine in its sole discretion, including, but not limited to, limited waivers of redemption fees in order to comply with the safe harbor for “qualified investment alternatives” under the Pension Protection Act of 2006.

The Policy specifies that shares will be redeemed in the following order: first, shares acquired through reinvestment of dividends and other fund distributions; second, shares held more than 60 days; and third, shares held for 60 days or less (subject to a 2.00% short-term redemption fee). Holding periods are determined based on a first-in, first-out method. Shareholders will normally comply with the Funds’ policy regarding short-term trading by allowing 60 days to pass after each investment before they sell or exchange a Fund’s shares. Exchanges involve a redemption of shares and are subject to the redemption fee. The Funds may take appropriate action if shares are held longer than 60 days if the trading is disruptive for other reasons such as unusually large trade size. In addition, the Funds reserve the right to suspend or terminate your ability to make further purchases at any time, and to impose restrictions on purchases or exchanges on conditions that are more restrictive than those that are otherwise stated in this Prospectus. The Funds reserve the right to modify the terms of, or terminate, the short-term redemption fee at any time. The Funds and their agent also reserve the right to refuse any purchase order, at any time, by any investor or group of investors for any reason. The Funds acknowledge that certain intermediaries may impose short-term or frequent trading restrictions that differ from those of the Funds, including such intermediary’s own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds, and their service providers, encourage those financial intermediaries to apply the Policy to their customers who invest indirectly in the Fund.

The Policy is subject to limitations on the Funds’ ability to detect and curtail short-term or disruptive trading practices. Shareholders seeking to engage in short-term trading practices may use a variety of strategies to avoid detection. Despite the best efforts of the Funds or their agents to prevent short-term or disruptive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail short-term trading practices. The Funds may receive purchase and redemption orders through financial intermediaries and cannot always identify or reasonably detect excessive short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the respective Fund that appropriate action has been taken to curtail any excessive trading activity. Omnibus accounts are commonly used by financial intermediaries and benefit plans. Omnibus accounts allow multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares using a single account where the identity of the individual shareholder(s) is not known to the Funds or their agents. If an individual shareholder in an omnibus account can be identified, they will be subject to the redemption fee.

Information Sharing Agreements

As required by Rule 22c-2 under the 1940 Act, the Funds or certain of its service providers will enter

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into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer retirement plans through which shares of the Funds are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information and (ii) execute instructions from the Funds to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Funds as having engaged in transactions that violate the Funds’ excessive trading policies and procedures.

Identity Verification

Federal law requires Meridian, and your financial intermediary, to obtain and record specific personal information to verify your identity when you open an account. This information may include your name, address, date of birth (for individuals) and taxpayer or other government issued identification (e.g., social security number or other taxpayer identification number). Some financial intermediaries may also require that you provide other documents to assist in verifying your identity.

Until verification of your identity is made, the Funds may need to delay the date of your purchase or may be unable to open your account, which may result in a return of your investment monies. In addition, if the Funds are unable to verify your identity after your account is open, the Funds reserve the right to close your account or take other steps as deemed reasonable. The Funds will not be liable for any loss resulting from any purchase delay, application rejection or account closure due to a failure to provide proper identifying information.

Your financial intermediary may temporarily limit additional share purchases or even close an account if they are unable to verify your identity. Please contact your financial intermediary if you need assistance or would like to receive additional information regarding identity verification.

Policy Regarding Disclosure of Portfolio Holdings

A description of the Funds’ policies regarding disclosure of the Funds’ portfolio holdings can be found in the Funds’ SAI and on the Funds’ website at www.meridianfund.com.

Householding

In order to reduce shareholder expenses, we may, if prior consent has been provided, mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-446-6662. If your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

HOW TO PURCHASE SHARES

Generally, purchases of Class A shares and Class C shares may only be made through institutional channels such as financial intermediaries and retirement accounts. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Funds, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. The Funds have only authorized certain financial intermediaries to receive purchase orders on the Funds’ behalf. As discussed above, pursuant to agreements with certain intermediaries, the Investment Adviser and/or Distributor may pay commissions or fees to those intermediaries for their role in the attraction and retention of shareholders to the Funds. When considering Fund recommendations made by these intermediaries, you should consider such arrangements.

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Meridian may, from time to time, accept telephone purchase orders from broker dealers and institutions previously approved by Meridian. Meridian does not have a sales or service charge but those broker dealers may charge you for their services.

Because the Funds are not intended for frequent trading, the Funds reserve the right to reject any purchase order, including exchange purchases, for any reason. For more information about the Funds’ policies on frequent trading, refer to “Short Term Trading Policy”.

Keeping You Informed

As a shareholder, you will be sent the following communications:

•	confirmation statements; account statements (mailed after the close of each calendar quarter);

•	annual and semi-annual reports (mailed approximately 60 days after June 30 and December 31);

•	a 1099 tax form (mailed by the deadline established by the Internal Revenue Service (“IRS”)); and

•	a copy of the Fund’s annually updated Prospectus (mailed to existing shareholders in the fall of each year).

Automatic Investment Plan.    The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in a Fund, provided that your purchases meet the applicable minimum subsequent investment requirement and that the plan be available for shareholders of the Fund in which you are invested. To learn more about the plan and to begin participating in this plan, please call 1-800-446-6662. In addition, you may arrange for periodic purchases by authorizing your financial intermediary to debit the amount of your investment from your bank account on a day or days you specify. Contact your financial intermediary or a representative of the Distributor, if applicable, for details. Not all financial intermediaries provide this plan. The Funds may alter, modify or terminate this plan at any time.

Automated Clearing House Purchases.    Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Funds requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

EXCHANGES BETWEEN FUNDS

In general, you may exchange shares between Funds on any day the NYSE is open for regular trading, subject to eligibility and other requirements. Contact your financial intermediary or consult your plan documents for information on exchanging into other Funds. As with any investment, be sure to read the prospectus of any Fund(s) into which you are exchanging. An exchange from one such fund to another is generally a taxable transaction (except for certain tax-deferred accounts) and has the same tax consequences as ordinary purchases and redemptions. The Funds and the Transfer Agent employ reasonable procedures, including providing written confirmations, to confirm that the instructions received from any person with appropriate account information are genuine. Exchange redemptions and purchases are processed simultaneously at the Fund’s next determined NAV per share after the exchange order is received in good order. (See “Pricing of Fund Shares.”)

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Exchanges are subject to the following conditions:

•	You may generally exchange shares of a Fund for shares of the same class of any of the other Funds sold by or available through your financial intermediary or qualified plan.

•	The Funds may change or cancel your right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

•

The exchange privilege is not intended as a vehicle for short-term or frequent trading. A Fund may suspend or terminate your exchange privilege if you make more than one round trip in such Fund in a 30-day period and may bar future purchases in such Fund or the Funds. The Funds will work with intermediaries to apply the Funds’ exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on frequent trading, refer to “Short-Term Trading Policy.”

•

Under certain circumstances exchanges between certain classes of shares of the same Fund may be permitted. Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Fund. Any such exchange and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with the Distributor.

Exchange services are available only in states where the Fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days’ written notice.

EXCHANGES BETWEEN SHARE CLASSES

Fund shareholders may transfer shares between the Class A and Class C shares and other share classes of a Fund. Share class transfers must generally meet the minimum investment requirements described in

“Purchase and Sale of Fund Shares” in this Prospectus, though the Funds reserve the right to waive or change investment minimums. Such exchanges may be subject to a CDSC, a redemption fee or other fees, at the discretion of the Funds. Any such exchanges and any CDSC, redemption fee or other fees may be waived for certain intermediaries that have entered into an agreement with the Adviser. A share class transfer is generally not considered a taxable transaction and is not subject to a short-term redemption fee. You may request a share class transfer by telephone or by mail. Please call the Funds’ transfer agent, BNY Mellon Investment Servicing (US) Inc., at 1-800-446-6662 for more information.

Waiver of Sales Charge

The sales charge will be waived on any Class A shares received through an exchange of Class A shares of any of the Funds, which includes the Legacy Class shares and the Investor Class shares of the Funds. Class A shares or Class C shares received through an exchange of Class A shares or Class C shares, respectively, of another Fund will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A shares or Class C shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “How to Redeem.” Unlike Class A shares, Class C shares do not have any front-end sales charges; however, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

HOW TO REDEEM

Generally, redemptions may only be effected through financial intermediaries, retirement platforms and certain institutional investors, as applicable and described above. It is possible that your

48

financial intermediary charges a processing or service fee in connection with the redemption of shares. Contact your financial intermediary or refer to the appropriate plan documents for details.

Shares of the Funds are redeemable on any day the NYSE Market is open. Redemptions are duly processed at the NAV next calculated after receipt of the redemption order by the Funds or their agents. Redemption proceeds, less any applicable CDSC for Class A shares or Class C shares will normally be sent seven calendar days following receipt of the redemption order.

The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem your shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Systematic Withdrawal Plan

Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the NAV of the account. Call 1-800-446-6662 to request a form to start a systematic withdrawal plan.

Redemption Price and Conditions

All shares of a Fund may be redeemed at the next NAV per share of the Fund determined after receipt of a redemption request in good order received by the Transfer Agent by mail or telephone as described above. Because the NAV of a Fund’s shares will fluctuate as a result of changes in the market value of the securities it owns, the amount you receive upon redemption may be more or less than the amount you paid for the shares. (See “Pricing of Fund Shares.”) Payment for shares redeemed in writing or by telephone, if in good order, will be made promptly after receipt, but not later than seven business days after the valuation date. Under normal conditions, each Fund imposes a 2.00% short-term redemption fee when shares of a Fund are redeemed within 60 days of purchase (see “Short-Term Trading Policy”). The Short Term Trading Policy applies to all shares of the Funds except for Class C shares. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided in this Prospectus cannot be accepted.

Although the Funds generally intend to pay redemption proceeds in cash, the Funds may redeem shares in kind under certain circumstances (such as a lack of liquidity in the Fund’s portfolio to meet redemptions). This means that the redemption proceeds will be paid in assets from a Fund’s portfolio on a pro-rata basis. If a Fund redeems your shares in kind, you may bear transaction costs and may bear market risks until such assets are converted into cash. In kind redemption proceeds could include illiquid securities. As described in the SAI, illiquid securities are those that a Fund cannot reasonably expect to receive approximately the amount the Fund values those securities within seven days.

Investment dealers handling redemption transactions may charge you for the service. Requests for redemptions will be honored but payment will be withheld until checks (including certified checks) received for the shares purchased have cleared, which can take as long as fifteen calendar days from date of purchase.

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Contingent Deferred Sales Charge and Waivers

A 1.00% Contingent Deferred Sales Charge (“CDSC”) will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C shares redeemed, as applicable.

There are certain cases in which you will be exempt from a CDSC charged to Class C shares. Among others, these include:

•	The death or disability of an account owner and to honor a qualified domestic relationships order (QDRO);

•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with the Distributor to waive CDSCs for such accounts;

•	Retirement accounts taking required minimum distributions;

•	The redemption of Class C shares acquired through reinvestment of Fund dividends or distributions;

•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class C shares during the period during which the CDSC applied;

•	If the Fund chooses to liquidate or involuntarily redeem shares in your account; or

•

If a financial intermediary elects to not receive the initial 1% commission and is receiving 12b-1 fees beginning on the first month following the purchase of Class C shares as such fees accrue, where an agreement is in place between the financial intermediary and Destra.

To keep the CDSC as low as possible, Class C shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Class A Shares Reinstatement Privilege

After you have redeemed Class A shares, you have a onetime right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A shares.

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DISTRIBUTIONS AND TAX STATUS

DISTRIBUTIONS

Each Fund intends to declare and pay distributions from the Fund’s net investment income, if any, annually. The amount depends on earnings, the financial condition of the Fund and other factors. Each Fund will also distribute any net realized capital gains to shareholders annually. A Fund may make additional distributions of any net investment income or net realized capital gains near or following the end of the calendar year. All distributions will be automatically reinvested in additional shares unless you elect to receive payment in cash. The NAV of shares will be reduced by the amount of your distributions.

If you purchase Fund shares shortly before the record date for a distribution, you will pay the full price for the shares and receive some portion of the price back as a taxable distribution. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation, which may result in future taxable distributions.

Undeliverable Distribution Checks

If you choose to receive distributions in cash and distribution checks are returned and marked as “undeliverable” or remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in the Fund. No interest is paid during the time the check is outstanding.

Cost Basis Reporting

As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the IRS the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B.

The Funds will permit you to elect from among several IRS-accepted cost basis methods to calculate the cost basis of your covered shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

FEDERAL INCOME TAXES

This discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus. It does not apply to tax-exempt or foreign shareholders or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or IRA. This discussion summarizes only some of the important federal income tax considerations

51

that affect the Funds and you as a shareholder. It is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation, including the federal, state, local and foreign tax consequences to you of an investment in a Fund. Additional federal income tax considerations are discussed in the SAI.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and net realized capital gains, if any. Distributions to you of a Fund’s ordinary income and net short-term capital gain, if any, generally are taxable as ordinary income. Distributions to you of a Fund’s net long-term capital gain, if any, generally are taxable to you as long-term capital gain regardless of how long you have held your shares.

Currently, an individual’s net long-term capital gain is subject to a maximum tax rate of 20%. Also, if you are an individual Fund shareholder, distributions attributable to dividends received by certain Funds from their investments in U.S. and certain foreign corporations will result in qualified dividend income, which is subject to a maximum tax rate of 20%, as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends.

In general, distributions from a Fund are taxable to you when paid, whether you take the distributions in cash or automatically reinvest them in additional Fund shares. You will be notified in January of each year about the federal tax status of distributions made by the Funds for the prior year.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to have received in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. In certain circumstances, all or a portion of capital losses realized on the redemption or exchange of Fund shares may be disallowed.

The Funds’ investments in foreign securities may increase or accelerate a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions. A Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. A Fund may make certain tax elections with respect to an investment in a passive foreign investment company, which may result in an acceleration of the recognition of income and/or the recognition of ordinary income. For more information, see the SAI under “TAXES — Taxation of Fund Investments.”

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain threshold.

A Fund may be required to “back-up” withhold a portion of your distributions and redemption proceeds if you have not provided the Fund your taxpayer identification number in compliance with IRS rules and certified that you are not subject to back-up withholding. To avoid this, make sure you provide your correct tax identification number (Social Security number for most investors) and appropriate certification on your account application. If you do not provide us with a correct taxpayer identification number, you may also be subject to IRS penalties. The IRS may also instruct a Fund that you are subject to back-up withholding. The Funds may incur foreign taxes in connection with some of their foreign investments. In general, shareholders cannot deduct or claim a credit for these taxes.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial history. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). Prior to July 1, 2015, Class A was known as the Advisor Class. The information for the period ended June 30, 2014 has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual reports and are available upon request and incorporated by reference in the SAI.

Financial Highlights for the Class C shares is not shown because such class had not commenced operations as of the date of this Prospectus.

MERIDIAN EQUITY INCOME FUND

Selected data for each share of capital stock outstanding throughout each period.

Class A1	FOR THE PERIOD ENDED JUNE 30, 2014	FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2014 (Not Audited)
Net asset value, beginning of period	$13.87	14.58
Income (loss) from investment operations:
Net investment income[2]	0.13	0.07
Net realized and unrealized gain	0.78	0.04
Net increase from investment operations	0.91	0.11
Less distributions to shareholders:
Distributions from net investment income	(0.20)	(0.22)
Distributions from net realized capital gains	0.00	(2.42)
Total distributions to shareholders	(0.20)	(2.64)
Net asset value, end of period	$14.58	12.05
Total return	6.69%[3]	0.49%[3]
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Period (000’s)	$13	115
Ratio of expenses to average net assets:
Before fees waived	132.38%[4]	7.73%[4]
After fees waived[5]	1.60%[4]	1.60%[4]
Ratio of net investment income to average net assets after fees waived	1.55%[4]	1.02%[4]
Portfolio Turnover Rate	35%[3]	113%[3]

[1]	Previously the “Advisor Class” that commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 4 to Financial Statements as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2014.

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MERIDIAN GROWTH FUND

Selected data for each share of capital stock outstanding throughout each period.

Class A1	FOR THE PERIOD ENDED JUNE 30, 2014	FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2014 (Not Audited)
Net asset value, beginning of period	$35.67	37.72
Income (loss) from investment operations:
Net investment loss[2]	(0.21)	(0.18)
Net realized and unrealized gain	2.26	2.82
Net increase from investment operations	2.05	2.64
Less distributions to shareholders:
Distributions from net investment income	(0.00)[3]	0.00
Distributions from net realized capital gains	0.00	(4.28)
Total distributions to shareholders	(0.00)[3]	(4.28)
Net asset value — end of period	$37.72	36.08
Total return	5.75%[4]	7.25%[4]
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Period (000’s)	$4,904	6,165
Ratio of expenses to average net assets:
Before fees waived	2.00%[5]	1.62%[5]
After fees waived[6]	1.55%[5]	1.55%[5]
Ratio of net investment loss to average net assets after fees waived	(0.93%)[5]	(0.95%)[5]
Portfolio Turnover Rate	96%[4]	25%[4]

[1]	Previously the “Advisor Class” that commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 4 to Financial Statements as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2014.

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MERIDIAN CONTRARIAN FUND

Selected data for each share of capital stock outstanding throughout each period.

Class A1	FOR THE PERIOD ENDED JUNE 30, 2014	FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2014 (Not Audited)
Net asset value, beginning of period	$42.64	45.41
Income (loss) from investment operations:
Net investment loss[2]	(0.08)	(0.06)
Net realized and unrealized gain	3.02	0.98
Net increase from investment operations	2.94	0.92
Less distributions to shareholders:
Distributions from net investment income	(0.17)	0.00
Distributions from net realized capital gains	0.00	(7.65)
Total distributions to shareholders	(0.17)	(7.65)
Net asset value — end of period	$45.41	38.68
Total return	6.91%[3]	2.31%[3]
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Period (000’s)	$462	894
Ratio of expenses to average net assets:
Before fees waived	7.46%[4]	2.84%[4]
After fees waived[5]	1.60%[4]	1.60%[4]
Ratio of net investment loss to average net assets after fees waived	(0.30%)[4]	(0.27)%[4]
Portfolio Turnover Rate	67%[3]	35%[3]

[1]	Previously the “Advisor Class” that commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 4 to Financial Statements as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2014.

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MERIDIAN SMALL CAP GROWTH FUND

Selected data for each share of capital stock outstanding throughout each period.

Class A1	FOR THE PERIOD ENDED JUNE 30, 2014	FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2014 (Not Audited)
Net asset value, beginning of period	$10.00	11.63
Income (loss) from investment operations:
Net investment loss[2]	(0.06)	(0.06)
Net realized and unrealized gain	1.69	0.95
Net increase from investment operations	1.63	0.89
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00
Distributions from net realized capital gains	0.00	(0.30)
Total distributions to shareholders	0.00	(0.30)
Net asset value, end of period	$11.63	12.22
Total return	16.30%[3]	7.73%[3]
Ratios to Average Net Assets/Supplemental Data
Net Assets, End of Period (000’s)	$6,524	24,995
Ratio of expenses to average net assets:
Before fees waived	2.99%[4]	1.73%[4]
After fees waived[5]	1.60%[4]	1.60%[4]
Ratio of net investment loss to average net assets after fees waived	(1.01%)[4]	(0.97)%[4]
Portfolio Turnover Rate	78%[3]	26%[3]

[1]	Previously the “Advisor Class” that commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 4 to Financial Statements as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2014.

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The following notice does not constitute part of and is not incorporated into the Prospectus.

MERIDIAN FUND, INC.® PRIVACY POLICY NOTICE

Meridian Fund, Inc.® shareholders are entitled to know how we protect personal information and how we limit disclosure.

Information sources.    We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	Transactions with us, our affiliates, or others

Protection of information.    We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.

Disclosure of information.    We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is

necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.

Security measures.    To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc.®, P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc.® accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

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For more information about MERIDIAN FUND, INC.® the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.

Annual/Semi-annual Reports:

The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.

In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI):

The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:

MERIDIAN FUND, INC.®

P.O. Box 9792

Providence, RI 02940

1-800-446-6662

You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090

•	Free from the Commission’s Website at http://www.sec.gov.

STATEMENT OF ADDITIONAL INFORMATION

July 1, 2015

MERIDIAN FUND, INC.®

MERIDIAN EQUITY INCOME FUND®

CLASS A SHARES: MRAEX; CLASS C SHARES: MRCEX

MERIDIAN GROWTH FUND®

CLASS A SHARES: MRAGX; CLASS C SHARES; MRCGX

MERIDIAN CONTRARIAN FUND

CLASS A SHARES: MFCAX; CLASS C SHARES: MFCCX

MERIDIAN SMALL CAP GROWTH FUND

CLASS A SHARES: MSGAX; CLASS C SHARES: MSGCX

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated July 1, 2015, as supplemented from time to time, which includes the Meridian Equity Income Fund, Meridian Growth Fund, Meridian Contrarian Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”). Copies of the Prospectus for each Fund may be obtained at no charge by writing to Meridian Fund, Inc.®, P.O. Box 9792, Providence, RI 02940, or by calling 1-800-446-6662. Arrowpoint Asset Management, LLC (the “Investment Adviser”) is the investment adviser to the Funds. Each Fund is a separate series of Meridian Fund, Inc.® (“Meridian”) and offers the classes of shares indicated above. Incorporated by reference herein are the financial statements of the Funds as contained in the Funds’ Semi-Annual Report to shareholders for the six month period ended December 31, 2014. Copies of the Funds’ Annual and Semi-Annual Reports to shareholders may be obtained upon request, by calling 1-800-446-6662, at our website at www.meridianfund.com or by writing to Meridian Fund, Inc.®, P.O. Box 9792, Providence, RI 02940.

MERIDIAN FUND, INC.®

Meridian was incorporated in Maryland as an open-end management investment company on March 5, 1984. Each Fund is a distinct series of Meridian’s common stock with a separate and distinct investment portfolio. Each Fund’s shares has equal dividend, distribution, redemption, liquidation and noncumulative voting rights. In the future, from time to time, Meridian’s Board of Directors (the “Board”) may, in its discretion, increase the amount of authorized shares and/or establish additional funds and issue shares of additional series or classes of Meridian’s common stock.

Each Fund is classified as a “diversified” management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

As of September 5, 2013, the Meridian Value Fund became known as the Meridian Contrarian Fund.

FUND POLICIES AND INVESTMENT RESTRICTIONS

The Funds have adopted fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. These policies and restrictions cannot be changed as to a Fund without approval by the Board and the holders of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” of a Fund, as defined in Section 2(a)(42) of the 1940 Act, means the vote: (i) of 67% or more of the voting securities of the Fund present or represented at any meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. A non-fundamental policy set forth below may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

The following fundamental investment restrictions provide that each Fund, except for the Meridian Small Cap Growth Fund, may not:

(1) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) purchase the securities of companies in a particular industry if, thereafter, more than 25% (for the Meridian Contrarian Fund and Meridian Equity Income Fund 25% or more) of the value of the Fund’s total assets would consist of securities issued by companies in that industry, (this restriction does not apply to obligations issued and guaranteed by the U.S. government, its agencies or instrumentalities);1

(3) purchase the securities of any other investment company, except by purchase in the open market where, to the best information of the Fund, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and, after such purchase, not more than 5% of the value of the Fund’s total assets would consist of such securities, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders;

(4) invest in companies for the purpose of exercising control or management;

(5) purchase or sell real estate, provided that the Fund may invest in readily marketable securities secured by real estate or interest therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts);

(6) purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs;2

(7) make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;3

(8) purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

(9) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under Federal or State securities laws;

(10) invest in the securities of any issuer which shall have a record of less than three years of continuous operation (including the operation of any predecessor) if, immediately after and as a result of such investment, the value of the Fund’s holdings of such securities exceeds 25% of the value of the Fund’s total assets. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

1	The SEC staff has taken the position that the investment of 25% or more of the assets of a fund in a particular issuer or group of issuers within a particular industry or group of industries constitutes a “concentration” by such fund in that particular industry or group of industries.
2	This restriction predates the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) which altered the definition of “commodities” to, among other changes, include swap and other derivative transactions. “Commodities”, as used in this restriction, refers to the term as defined before the Dodd-Frank Act.
3	Currently, applicable regulatory guidance prohibits a fund from lending (including lending its portfolio securities) more than one-third of its total assets, except through the use of repurchase agreements and certain other instruments. (See “Permissible Investments and Related Risks.”)

(11) borrow for investment purposes or issue senior securities. The Fund, however, may borrow from banks an amount not to exceed 5% of the Fund’s total assets, determined immediately after the time of the borrowing, as a temporary measure for extraordinary or emergency purposes;

(12) participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account);

(13) knowingly purchase from or sell portfolio securities to its officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Fund, other than otherwise unaffiliated broker-dealers;

(14) purchase or retain the securities of an issuer if, to the Fund’s knowledge, one or more of the Directors, officers or employees of the Fund or the Investment Adviser individually own beneficially more than 1/2 of l% of the securities of such issuer and together own beneficially more than 5% of such securities; or

(15) invest more than 10% of its net assets in securities and other assets for which there is no ready market.

For investment restriction (2) with respect to the Meridian Growth Fund, a non-fundamental policy provides that the Fund will not purchase securities in any one industry equaling 25% or more of the Fund’s total net assets.

In addition, as a non-fundamental investment policy, each of the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Contrarian Fund may engage in short sales, which involves selling a security that a Fund borrows and does not own. The Board may impose limits on a Fund’s investments in short sales for such Funds, as described in the Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

The following fundamental investment restrictions provide that the Meridian Small Cap Growth Fund may not:

(1) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

(2) purchase the securities of companies in a particular industry if, thereafter, 25% or more of the value of the Fund’s total assets would consist of securities issued by companies in that industry, (this restriction does not apply to obligations issued and guaranteed by the U.S. government, its agencies or instrumentalities);4

(3) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(4) purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs;5

(5) make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time;6

(6) underwrite any issue of securities within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective (this restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies); or

(7) issue senior securities or borrow money, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.7

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the “Names Rule”), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold face type: “Important Notice Regarding Change in Investment Policy.”

4	The SEC staff has taken the position that the investment of 25% or more of the assets of a fund in a particular issuer or group of issuers within a particular industry or group of industries constitutes a “concentration” by such fund in that particular industry or group of industries.
5	This restriction predates the enactment of the Dodd-Frank Act which altered the definition of “commodities” to, among other changes, include swap and other derivative transactions. “Commodities”, as used in this restriction, refers to the term as defined before the Dodd-Frank Act.
6	Currently, applicable regulatory guidance prohibits a fund from lending (including lending its portfolio securities) more than one-third of its total assets, except through the use of repurchase agreements and certain other instruments. (See “Permissible Investments and Related Risks.”)
7	In general, pursuant to the 1940 Act, a fund is prohibited from issuing senior securities except for certain bank borrowings, and may borrow money only from banks in an amount not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the one-third limitation.

Determination of Portfolio Percentage Restrictions—If a percentage restriction on investment or utilization of assets set forth under “Fund Policies and Investment Restrictions” and other fundamental restrictions is adhered to at the time an investment is made, a later change in percentage resulting from changing market values or a similar type of event will not be considered a violation of a Fund’s fundamental restrictions (except with respect to the limitation on borrowing and illiquid securities). To the extent that a Fund exceeds the percentage restriction with respect to illiquid securities, whether or not resulting from changing market values or other causes, the Investment Adviser will take steps necessary to bring the Fund’s holdings of illiquid securities into conformity with the prescribed limitation as soon as reasonably practicable and in a manner consistent with the best interests of the Fund’s shareholders, including the orderly disposition of any illiquid securities to the extent necessary and appropriate in the view of the Investment Adviser.

Temporary Investments—When the Investment Adviser concludes, on the basis of its analyses of the economy, political conditions, or its own valuation guidelines and standards, that general market or other conditions warrant the reduction of some or all of a Fund’s equity securities holdings, the Fund may adopt a temporary defensive posture to preserve capital and, if possible, to achieve positive returns in defensive type investments. Similarly, a Fund may also temporarily depart from its investment strategies in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or for other reasons (e.g., when the Fund is implementing a revised investment strategy). During such periods, a Fund may hold a portion or all of its assets in cash, money market instruments or corporate debt obligations, or take other investment positions that depart from its ordinary investment strategies. This may cause a Fund to temporarily forego greater investment returns, and the Fund may not achieve its investment objective during such periods.

Portfolio Turnover—The Funds do not intend to engage in short-term trading of portfolio securities as a means of achieving their investment objectives. However, a Fund may sell portfolio securities regardless of the length of time they have been held if the sale, in the Investment Adviser’s opinion, will strengthen the Fund’s position and contribute to its investment objective. Changes in a Fund’s portfolio will be made whenever the Investment Adviser believes they are advisable (e.g., as a result of securities having reached a price objective, or by reason of developments not foreseen at the time of the investment decision such as changes in the economics of an industry or a particular company). These investment changes will be made usually without reference to the length of time a security has been held and, therefore, there may be a significant number of short-term transactions.

The Funds, as a result of the investment policies described above, may at times engage in a substantial number of portfolio transactions. A higher portfolio turnover rate will increase aggregate brokerage commission expenses, which must be borne directly by a Fund and ultimately by the Fund’s shareholders and may result in adverse tax consequences to Fund shareholders through larger distributions of capital gains. (See “Execution of Portfolio Transactions.”)

PERMISSIBLE INVESTMENTS AND RELATED RISKS

Each Fund’s Prospectus identifies and summarizes the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments. An investment or type of security specifically identified in the Prospectus generally reflects a principal investment (i.e., an investment in which a Fund generally invests, or may invest, 10% or more of its total assets). An investment or type of security only identified in the SAI typically is treated as a non-principal investment (i.e., an investment in which a Fund generally invests less than 10% of its total assets). In addition to the Funds’ principal investments, its non-principal investments are identified and briefly described below.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment restrictions and Fund policies.

Equity Securities—Investing in common stocks is subject to certain risks. Stock market risk, for example, is the risk that the value of such stocks, like the broader stock markets, may decline or fail to rise over short or even extended periods of time, perhaps substantially or unexpectedly. Domestic and foreign stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The value of individual stocks will rise and fall based on factors specific to each company, such as changes in earnings or management, as well as general economic and market factors. If a corporation is liquidated, the claims of secured and unsecured creditors and owners of debt securities and “preferred” stock take priority over the claims of those who own common stock.

Investing in common stocks also poses risks applicable to the particular type of company issuing the common stock. For example, stocks of smaller companies tend to have greater price swings than stocks of larger companies because, among other things, they trade less frequently and in lower volumes, are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. In addition, equity securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better (or worse) than other segments of the stock market or the overall stock market. Common stocks of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss.

Investing in common stocks also poses risks applicable to a particular industry, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of common stocks tend to move by industry sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the common stocks of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of the common stocks of companies in that industry to decline quickly.

In addition, the Funds may invest in master limited partnerships (“MLPs”). MLPs are partnerships whose interests (limited partnership units) generally are traded on securities exchanges like shares of corporate stock and typically own or operate several properties or businesses (or indirectly own interests) related to a specific industry, but they also may finance motion pictures, research and development and other projects. Equity investments in MLPs generally are subject to the risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors. Additional risks may include those associated with investments in the specific industry or industries in which an MLP invests.

Security Loans—Consistent with applicable regulatory requirements, the Funds may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are callable at any time, on reasonable notice, by a Fund and must be secured fully at all times by cash or cash equivalents. Such loans allow a Fund to receive income on the loaned securities while earning interest on the collateral. This collateral will be invested in short-term obligations. The Funds may engage in lending activities to the extent permitted under the 1940 Act and certain guidance by the SEC and its staff, which currently prohibits a fund from lending (including lending its portfolio securities) more than one-third of its total assets, except through the use of repurchase agreements and certain other instruments. The Funds will seek to negotiate loan terms requiring that the value of the collateral always be maintained at some level relative to the value of the loaned securities. When a security loan is made, the collateral and loaned securities will be valued each business day, and the borrower may be required to increase the amount of collateral if the market value of the loaned securities increases. A loan may be terminated by the borrower or by the Funds at any time on reasonable notice. The borrower, on termination of the loan, is required to return the securities to the Fund. Any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Funds could use the collateral to replace the loaned securities while holding the borrower liable for any excess of replacement cost over collateral. When loaned securities grant voting or consent rights, which pass to the borrower, the Funds will call the securities to exercise such rights if the matters involved would have a material effect on a Fund’s investment in the securities.

As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. In addition, securities lending is subject to the risk that the counterparty to a loan may default on or otherwise become unable to perform its obligations under the lending arrangement or agreement. If such an event occurs, the Funds could face delays in recovering securities loaned or the loss of rights in the collateral should the counterparty become insolvent, which may result in losses to the Fund. However, these loans of portfolio securities will be made only to firms deemed by the Investment Adviser to be creditworthy and when the Investment Adviser believes the income which can be earned from such loans justifies the attendant risks. The Funds will pay reasonable finders, administrative and custodial fees in connection with a loan of their securities.

Cash-Equivalent Instruments—Other than as described under “Fund Polices and Investment Restrictions” above, the Funds are not restricted with regard to the types of cash-equivalent investments they may make. When the Investment Adviser believes that such investments are an appropriate part of a Fund’s overall investment strategy, a Fund may hold or invest a portion of its assets in any of the following, denominated in U.S. dollars, foreign currencies, or multinational currencies: cash; short-term U.S. or foreign government securities; commercial paper rated at least A-2 by Standard & Poor’s Corporation (“Standard & Poor’s”) or P-2 by Moody’s Investors Service, Inc. (“Moody’s”), certificates of deposit or other deposits of banks deemed creditworthy by the Investment Adviser pursuant to standards adopted by the Board; time deposits and bankers’ acceptances (but the Funds may not enter into repurchase agreements related to any of the foregoing). A certificate of deposit is a short-term obligation of a commercial bank. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Non-U.S. Securities—Investing in foreign companies involves certain risk considerations, including those set forth in the Prospectus and below, which are not typically associated with investing in United States companies. There may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exists in the United States.

The Funds could incur additional costs in connection with their investment activities outside the U.S. The maintenance of assets in certain jurisdictions may result in increased custodian costs as well as administrative difficulties (for example, delays in clearing and settling portfolio transactions or in receiving payment of dividends). Dividends or interest paid by non-U.S. issuers and proceeds from the disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to returns on U.S. securities. A Fund will incur costs in connection with foreign exchange transactions that are necessary for the purchase and sale of non-U.S. securities and the receipt of dividends and interest.

The Funds will not hold currencies other than U.S. dollars or invest in securities not denominated in U.S. dollars if such currencies are not fully exchangeable into U.S. dollars, without legal restriction, at the time of investment. The Funds may purchase securities that are issued by an issuer of one nation but denominated in the currency of another nation (or a multinational currency unit).

The Funds may hold foreign equity securities in the form of American Depository Receipts or Shares (“ADRs”), European Depository Receipts (“EDRs”), Continental Depository Receipts (“CDRs”) or securities convertible into foreign equity securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets.

Securities are determined by the Investment Adviser to be “U.S.” (or “Non-U.S.”) based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue, the location of its assets, its exposure to economic fortunes and risks of countries or geographic regions outside the United States and other relevant factors.

Debt Securities—There are a number of risks generally associated with investments in debt securities, including convertible securities. As described for certain Funds in the Prospectus, debt securities are subject to credit risk, interest rate risk and liquidity risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest when due and includes the risk of default. Interest rate risk is the risk of losses due to changes in interest rates. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities, including medium- and lower-grade securities, because there are too few buyers for them. Yields on short-, intermediate- and long-term securities generally depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to greater potential capital appreciation and depreciation than obligations with shorter maturities and lower yields. The Prospectus describes the permissible range of credit ratings for the securities in which each Fund is permitted to invest. Exhibit A to this SAI describes the ratings. Credit ratings evaluate the perceived safety of principal and interest payment of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated.

After its purchase by one of the Funds, a security may be assigned a lower rating or cease to be rated by Moody’s, Standard & Poor’s or any other rating organization. This would not require a Fund to sell the security, but the Investment Adviser will consider such an event in determining whether the Fund should continue to hold the security in the Fund’s portfolio.

Variable, Floating Rate and Synthetic Obligations—The Funds may invest in fixed income securities with interest rates which fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then-current market rates of interest on which the coupon rates are based. Variable and floating rate obligations permit a Fund to “lock in” the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate. A Fund may also invest in “synthetic” securities whose value depends on the level of currencies, commodities, securities, securities indexes, or other financial indicators or statistics. For example, these could include fixed-income securities whose value or interest rate is determined by reference to the value of a foreign currency relative to the U.S. dollar, or to the value of different foreign currencies relative to each other. The value or interest rate of these securities may increase or decrease as the value of the underlying instrument changes.

Convertible Securities and Warrants—The Funds may invest in convertible securities and warrants. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have the conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised) resulting in a loss of a Fund’s investment.

Preferred Stock—Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid prior to payment of dividends on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of the holders of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Investment in Illiquid Securities—Each Fund, other than the Meridian Small Cap Growth Fund, may invest not more than 10% of the value of its net assets in illiquid securities. The Meridian Small Cap Growth Fund may invest its assets in illiquid securities to the extent permitted under the 1940 Act, which currently permits investments in illiquid securities in an amount not to exceed 15% of the Fund’s net assets. Securities may be considered illiquid if a

Fund cannot reasonably expect to receive approximately the amount at which the Fund values those securities within seven days. The Investment Adviser has the authority to determine whether certain securities held by a Fund are liquid or illiquid pursuant to standards adopted by the Board.

The Investment Adviser takes into account a number of factors in reaching liquidity decisions, including, but not limited to: the listing of the security on an exchange or national market system; the frequency of trading in the security; the number of dealers who publish quotes for the security; the number of dealers who serve as market makers for the security; the apparent number of other potential purchasers; and the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer).

Each Fund’s investments in illiquid securities may include securities that are not registered for resale under the Securities Act, and therefore are subject to restrictions on resale. When a Fund purchases unregistered securities, it may, in appropriate circumstances, obtain the right to register those securities at the expense of the issuer. In such cases, there may be a lapse of time between the Fund’s decision to sell the security and the registration of the security permitting sale. During that time the price of the security will be subject to market fluctuations.

The fact that there are contractual or legal restrictions on resale of certain securities to the general public or to certain institutions may not be indicative of the liquidity of those investments. If the securities are subject to purchase by institutional buyers in accordance with Rule 144A under the Securities Act, the Investment Adviser may determine in particular cases, pursuant to standards adopted by the Board, that the securities are not illiquid securities notwithstanding the legal or contractual restrictions on their resale. Investing in Rule 144A securities could have the effect of increasing a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing those securities.

Repurchase Agreements—Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. The Funds typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, the Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit a Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Because it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Options—The Funds may purchase and write (i.e., sell) put and call options. The Investment Adviser may use options for hedging purposes and/or to enhance the Funds’ returns. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.

There is a key difference between stock options and stock index options in connection with their exercise. Upon the exercise of stock options, the underlying security is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index.

The successful use of a Fund’s options strategies depends on the ability of the Investment Adviser to forecast interest rate and market movements correctly. When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless a Fund exercises the option or enters into a closing sale transaction for such option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since a Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Investment Adviser deems it desirable to do so. Although a Fund will take an option position only if the Investment Adviser believes there is a liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. The writer in such circumstances would be subject to the risk of market decline or appreciation in the instrument during such period. If an option purchased by a Fund expires unexercised, a Fund will realize a loss equal to the premium paid. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, a Fund could lose the entire value of its option.

Options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options (as described above), and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. Such events, as well as circumstances under which a Fund is required to purchase the underlying asset at a disadvantageous price, may result in losses to the Fund. In addition, options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Short Sales—Subject to its non-fundamental investment restrictions and Fund policies, a Fund may engage in short sales. A Fund may sell securities short when it owns an equal amount of such securities as those securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of securities that it has leveraged. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.

A Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities, contracts or instruments that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.)

Short sales by a Fund that are not made “against the box” create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Because a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Short sales could potentially involve unlimited loss, as the market price of securities sold short may continually increase, although a Fund can mitigate any such losses by replacing the securities sold short. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. There is also the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. Losses associated with such risks or events may exceed the cost of the actual cost of the investment.

A Fund’s successful use of short sales also will be subject to the ability of the Investment Adviser to predict movements in the directions of the relevant market. A Fund therefore bears the risk that the Investment Adviser will incorrectly predict future price directions. In addition, if a Fund sells a security short, and that security’s price goes up, a Fund will have to make up the margin on its open position (i.e., purchase more securities on the market to cover the position). It may be unable to do so and thus its position may not be closed out. There can be no assurance that a Fund will not incur significant losses in such a case.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

Private Placements. Each Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing, and may not function as efficiently as established markets. Because there may not be an established market price for these securities, the Fund may have to estimate their value. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security.

Securities Issued in PIPE Transactions. Each Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. Securities acquired by a Fund in such transactions are subject to resale restrictions under the federal securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

Commodity Pool Operator Regulation—In February 2012, the Commodity Futures Trading Commission (“CFTC”) made regulatory changes that require certain investment advisers to register as a “commodity pool operator” (“CPO”). The Investment Adviser has claimed an exclusion from the definition of a CPO with respect to its management of the Funds pursuant to CFTC Rule 4.5. Therefore, the Investment Adviser is not subject to regulation as a CPO under the Commodity Exchange Act (“CEA”), as amended, with respect to its management of the Funds. In order to rely on the Rule 4.5 exclusion, a Fund must limit its investments in commodity futures contracts, options on futures contracts and swaps and other commodity interests (including, for example, security futures, broad-based stock index futures and financial futures contracts). The Investment Adviser currently intends to operate each Fund in compliance with the requirements of Rule 4.5 and consistent with the Fund’s investment strategies.

Limited Investor Risk — To the extent a large proportion of the shares of the Funds are held by a small number of shareholders (or a single shareholder), the Funds are subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly. These transactions could adversely affect the ability of the Funds to conduct their investment objectives. Institutional accounts hold the shares of many shareholders and may not pose the same risk as those accounts that hold Fund shares for an individual shareholder.

Certain Risk Factors Relating to High-Yield, High-Risk Bonds

(Meridian Equity Income Fund and Meridian Contrarian Fund only)

Sensitivity to Interest Rate and Economic Change – High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations—High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security, resulting in a decreased current return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets.

Liquidity and Valuation—There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund’s ability to value accurately or dispose of those bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Legislation or Regulation—Future legislation or regulation may limit the issuance of high-yield, high-risk bonds, which could have a negative effect on the market for high-yield, high-risk bonds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a portfolio holdings disclosure policy (the “Portfolio Disclosure Policy”) for the Funds as outlined below.

Public Disclosure Policy

The Funds will disclose their portfolio holdings as follows on the Meridian Funds’ website:

•	Top 10 Holdings — on a monthly basis, no earlier than 5 business days following month end

•	Complete portfolio holdings — on a calendar quarter basis, no earlier than 30 days after each quarter-end

The Funds will also disclose complete portfolio holdings on a quarterly basis in the Annual and Semi- Annual reports, which are mailed to existing shareholders and prospective shareholders on request, and first and third quarter reports on Form N-Q, which, along with the Annual and Semi-Annual reports, are available at www.sec.gov. Such reports are usually filed with the SEC between 30 and 60 days after quarter-end.

Non-Public Disclosure Policy

The Funds may disclose holdings more frequently to unaffiliated and affiliated parties to enable such persons or entities to provide services to the Funds or to meet any requirements under applicable laws, rules or regulations. Such parties include, but are not limited to, the Board, fund counsel, the Funds’ independent registered public accounting firm, distributor, transfer agent, accounting services provider and custodian, proxy agent, and the Adviser’s third party shadow accounting agent and trade order management vendor.

Such disclosures may include a partial or complete listing of portfolio holdings and are provided as frequently as necessary, including daily, to enable those parties to provide services to the Funds.

Parties not meeting the conditions outlined above would require the authorization of an appropriate Officer of the Funds, and would require a determination that such disclosure would be in the best interest of shareholders.

Restrictions on Use of Portfolio Holdings

The Funds, the Adviser and their affiliates shall receive no compensation or other consideration with respect to any such disclosures.

Recipients of portfolio holdings information will be required to keep the disclosed portfolio holdings information confidential and to use it only for legitimate business purposes.

INFORMATION ABOUT THE DIRECTORS AND OFFICERS OF MERIDIAN

The individuals listed below serve as Directors or Officers of the Funds. Each Director of the Funds serves until a successor is elected and qualified or until resignation. The Officers of the Funds are appointed annually by the Board. Each of the Officers of the Funds are employees of the Investment Adviser. The address of the Officers and all Directors is 100 Fillmore Street, Suite 325, Denver, CO 80206.

The general operations of the Funds are under the direction of the Board. The Board establishes the Funds’ policies and oversees the management of the Funds and the performance of the Officers. The Officers are primarily responsible for the day-to-day operations of the Funds. Shareholders who want to communicate with the Board or an individual Director should send written communications to c/o Derek Mullins, 100 Fillmore Street, Suite 325, Denver, CO 80206, addressed to “The Board of Directors of Meridian Fund, Inc.” or the individual Director(s). Mr. Mullins may determine not to forward to the Board or individual Director any letter that does not relate to the business of a Fund.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Michael Stolper 70 ***	Director	Indefinite term since May 3, 1985	President, Stolper & Company, Inc. (an investment adviser), September 1975 to present; Managing Director, Windowpane Advisors, L.L.C. (an investment adviser), January 1, 2005 to present; Trustee, Ewing Marion Kauffman Foundation, March 2010 to present	4	Windowpane Funds (one portfolio)

NON-INTERESTED DIRECTORS
Guy M. Arnold (47)	Director	Indefinite term since May 12, 2015	President of Dividend Capital Diversified Property Fund from January 2008 to January 2013	4	MidFirst Bank - Colorado Advisory Board Member

			Owner/Manager of GMA Holdings, LLC from January 2013 to present.		The Children’s Hospital of Colorado Finance Committee

John S. Emrich, CFA (47)	Director	Indefinite term since October 6, 2010	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member and Manager, Iroquois Valley Farms LLC, June 2012 to present.	4	None

Michael S. Erickson (63)	Director	Indefinite term since May 3, 1985	Private Investor, August 2007 to present	4	None

James Bernard Glavin (80)	Director and Chairman of the Board	Indefinite term since May 3, 1985	Retired; previously Chairman of the Board, Orchestra Therapeutics, Inc.	4	None

Edward Keely (49)	Director	Indefinite term since February 13, 2015	Chief Investment Officer/Portfolio Manager at Borgen Investment Group, 2008 to present.	4	None

***	Mr. Stolper is treated as an “interested” person of the Funds for the reasons described below under “Other Information Concerning the Board of Directors and Officers.”

OFFICERS

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
David Corkins (48)	President (Principal Executive Officer)	Indefinite; Since September 5, 2013	Co-Founder, Principal and Portfolio Manager, Arrowpoint Asset Management, LLC

Rick Grove (46)	Vice President, Secretary and Chief Compliance Officer	Indefinite; Since September 5, 2013	Chief Operating Officer and Chief Compliance Officer, Arrowpoint Asset Management, LLC

Derek Mullins (41)	Chief Financial Officer (Principal Financial Officer) and Treasurer	Indefinite; Since September 5, 2013	Director of Operations, Arrowpoint Asset Management, LLC

Katie Jones (30)	Assistant Treasurer	Indefinite; Since August 12, 2014	Controller, Arrowpoint Asset Management, LLC; formerly, Assistant Controller and Alternative Investment Accounting Supervisor, ALPS Fund Services

Meridian pays no salaries or other compensation to its Directors or Officers other than fees to the Non-Interested Directors. Compensation was paid at each Non-Interested Director’s election in either cash or Fund shares.

The table below lists the compensation that was paid to each of the Non-Interested Directors by each Fund, as well as the total compensation from all Funds, during the fiscal year ended June 30, 2014. The Directors do not receive any retirement benefits or deferred compensation from the Funds. Compensation of the Officers of Meridian is paid by the Investment Adviser.

Name of Director	Total Compensation from Meridian Growth Fund	Total Compensation from Meridian Equity Income Fund	Total Compensation from Meridian Contrarian Fund	Total Compensation from Meridian Small Cap Growth Fund	Total Compensation from all Funds
John S. Emrich	$72,182	$1,072	$25,608	$138	$99,000
Michael S. Erickson	$70,709	$1,051	$25,102	$138	$97,000
James Glavin	$73,641	$26,125	$1,093	$141	$101,000
Ronald Rotter*	$59,054	$877	$20,955	$114	$81,000

*	Mr. Rotter ceased serving as a director of the Meridian funds effective October 15, 2014.

As an “interested” Director, Mr. Stolper received no compensation for his services as a Director.

The following table provides the dollar range of equity securities beneficially owned by each Director in each Fund and in all Funds overseen by the Director as of June 30, 2014.

INTERESTED DIRECTOR

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in Meridian Fund, Inc.®
Michael Stolper	Meridian Equity Income Fund – $10,001–$50,000 Meridian Growth Fund – Over $100,000 Meridian Contrarian Fund – Over $100,000 Meridian Small Cap Growth Fund – Over $100,000	Over $100,000

NON-INTERESTED DIRECTORS

Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in Meridian Fund, Inc.®
John S. Emrich	Meridian Equity Income Fund – None Meridian Growth Fund – None Meridian Contrarian Fund – None Meridian Small Cap Growth Fund – None	None
Michael S. Erickson	Meridian Equity Income Fund – None Meridian Growth Fund – None Meridian Contrarian Fund – None Meridian Small Cap Growth Fund – None	None
James Glavin	Meridian Equity Income Fund – $1 - $10,000 Meridian Growth Fund – Over $100,000 Meridian Contrarian Fund – $1 - $10,000 Meridian Small Cap Growth Fund – None	Over $100,000
Ronald Rotter*	Meridian Equity Income Fund – Over $100,000 Meridian Growth Fund – None Meridian Contrarian Fund – None Meridian Small Cap Growth Fund* – $10,000 - $50,000	Over $100,000

*	Mr. Rotter ceased serving as a director of the Meridian funds effective October 15, 2014.

For additional information related to the ownership of shares by Officers and Directors of Meridian, see below under “Control Persons and Principal Holders of Securities.”

OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS AND OFFICERS

Leadership Structure

The Board supervises and oversees the management and operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and Meridian’s Amended and Restated Articles of Incorporation, as supplemented, and By-Laws. In so doing, the Board has a duty to act in the best interests of Fund shareholders. The Board meets at regularly scheduled meetings at least four times each year. In addition, the Board may hold, and has held, special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.

Currently, the Board consists of four Directors who have extensive and varied experiences and skills. Three of the four Directors are “Non-Interested Directors,” meaning that they are non-“interested” persons of the Funds (as defined in the 1940 Act). The Non-Interested Directors meet in executive session at each regular Board meeting. Mr. Stolper is treated as an “interested” person of the Funds, as such term is defined in the 1940 Act, because, as a result of his prior ownership interest in Aster Investment Management Co., Inc. (the “Previous Investment Adviser”), the previous investment adviser to the Meridian Equity Income Fund, Meridian Growth Fund, and Meridian Contrarian Fund, he receives a pro rata portion of the payment under the Asset Purchase Agreement (as defined below) consistent with his ownership interest in the Previous Investment Adviser. Mr. Glavin is the Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, other Directors, Service Providers, and counsel. The Chairman may also perform such other functions as may be delegated by the Board from time to time. As further described below, the Board has established an Audit Committee, a Governance Committee, and a Qualified Legal Compliance Committee (“QLCC”), each composed of all of the Non-Interested Directors of Meridian.

Meridian believes that its Chairman, the full Board, including the Non-Interested Directors, and each of the committees, are adequately constituted to permit the Board to exercise informed judgment over matters under its purview and allow it to allocate areas of responsibility in a manner that enhances oversight and provides effective leadership that is appropriate for Meridian, the Funds and their shareholders.

Current Committees of the Board

As discussed above, the Board has established an Audit Committee and a Governance Committee, each composed of all of the Non-Interested Directors of Meridian. The Audit Committee approves the engagement and monitors the performance of the Funds’ independent certified public accountants and reviews the audit plan and results of audits. The Audit Committee meets from time to time with the Funds’ independent accountants to exchange views and information and to assist the full Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. There were 4 Audit Committee meetings held during the last fiscal year.

The Board has also established a QLCC, composed of the members of the Audit Committee. The QLCC reviews and investigates any material violations reported by an attorney in connection with the “up the ladder” reporting requirements. This reporting requirement requires an attorney to report evidence of a material violation of securities law, breach of fiduciary duty or similar violation. The QLCC held no meetings during the last fiscal year.

The Governance Committee makes recommendations to the Board on issues related to the Non-Interested Directors and the composition and operation of the Board, as well as matters relating to Board and Committee member compensation. The Governance Committee is also responsible for those duties normally performed by a nominating committee. The Governance Committee met 3 times during the last fiscal year.

Pursuant to the Governance Committee’s charter, only Non-Interested Directors may nominate or appoint, as applicable, persons to become Non-Interested Directors for the Funds.

The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee’s consideration, which are set forth in the Governance Committee Charter. Any submission should be sent to Meridian’s Secretary at the address provided above and include at a minimum the following information: as to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as a Non-Interested Director, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of board members in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)).

In the case of any meeting of shareholders for the election of Directors, shareholder submissions will be considered for inclusion in a Fund’s proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Directors is to be considered. Any such submission must also contain such information as may be required by any relevant rule or regulation.

Director Qualifications

The following is a summary of the particular professional and other experiences of each Director. Meridian believes that each Director is competent to serve because of his individual overall merits, including: (i) experience, (ii) qualifications, (iii) personal attributes and (iv) individual skills. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm. Mr. Erickson has significant leadership and financial management experience, previously serving as Chairman of the Board and Chief Financial Officer of AeroAstro for nearly 9 years, and as a Director on the Board of Directors of Decimal, Inc., an online IRA administration company. He has served as a certified public accountant for Coopers & Lybrand, an accounting firm, and has served as Chief Financial Officer for several companies. Mr. Erickson holds a Master of Business Administration degree from Stanford Graduate School of Business. Mr. Glavin also provides the Board with strong management acumen as he has served as CEO and Chairman of Orchestra Therapeutics, Inc. (formerly known as Immune Response Corp.), a biopharmaceutical company and as a board member for Althea Tech, a privately held biotechnology company. Mr. Stolper provides broad financial advisory and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the Funds. He also holds a Master of Arts degree in Finance. Mr. Keely has significant experience in the investment management and financial services industry having served as a portfolio manager for over 20 years at Founders Asset Management, Janus Capital Group, and now Borgen Investment Group. While Mr. Keely was serving as portfolio manager for Founders Growth Fund, the fund was named in Money magazine’s “100 Best Mutual Funds in the World” in 1998. Mr. Keely holds a Bachelor of Arts degree in Economics from Colorado College, where he graduated magna cum laude and is also a certified Chartered Financial Analyst. Mr. Arnold has extensive leadership experience in the financial services industry, having held leadership positions at various investment management firms for over 20 years. As President of Dividend Capital Diversified Property Fund, Mr. Arnold oversaw all aspects of a $2.9 billion REIT and he is currently the Owner and Manager of GMA Holdings, LLC a commercial real estate investment firm. Mr. Arnold also served as a member of the Board of Directors for Steele Street Bank & Trust and is a member of the Board of Directors of the Children’s Hospital of Colorado Finance Committee. Mr. Arnold received his Bachelor of Arts degree from the University of Virginia, and has been working in the financial services industry since his graduation in 1990. Meridian does not believe that any one factor is determinative in assessing a Director’s qualifications, but that the collective experience of each Director makes them highly qualified.

Board Risk Oversight

The Funds are subject to certain risks, including investment, compliance, operational and valuation risks. Like most mutual funds, the day-to-day business of the Funds, including the management of risk, is performed by third-party service providers such as the Investment Adviser. The Board is responsible for overseeing the Service Providers and, thus has oversight responsibility with respect to risk management performed by Service Providers. Risk oversight is addressed as part of the various activities of the Board and its committees. The full Board regularly engages in discussions of risk management and receives, among other reports and information, compliance reports that inform its oversight of risk management from the CCO at each meeting and on an ad hoc basis, when and if necessary. In addition, the Board and the Non-Interested Directors have access to the CCO, Meridian’s independent registered public accounting firm and legal counsel for consultation to assist them in performing their oversight responsibilities. Also, the Audit Committee, which receives reports from the independent registered public accounting firm, considers financial and reporting risk within its area of responsibilities. From its review of reports and discussions with the Investment Adviser, the CCO, the independent registered public accounting firm and other service providers, the Board and the Audit Committee are informed in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) in pursuit of the Funds’ goals, and that the processes, procedures and controls employed to address various risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the pertinent information. Most of the Funds’ investment management and business affairs are carried out by or through the Investment Adviser and other Service Providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board’s ability to monitor and manage risk, as a practical matter, is subject to certain limitations.

PRINCIPAL HOLDERS AND CONTROL PERSONS

Prior to the date of this SAI, the Class A shares were known as the Advisor Class Shares. As of May 31, 2015, the Directors and Officers of Meridian, as a group owned beneficially less than 1% of the Class A shares of the Funds.

As of May 31, 2015, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by Meridian to own beneficially 5% or more of any class of a Fund’s outstanding shares) or “control person” (i.e., owns of record or is known by Meridian to own 25% or more of a Fund’s outstanding shares) is listed below. Prior to the date of this SAI, none of the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Contrarian Fund offered Class C shares. Accordingly, as of the date of this SAI, there were no “principal holders” or “control persons” with respect to the Class C share classes that are offered by the Funds.

From time to time, the Funds may have individual shareholders holding a significant percentage of a Fund’s shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.

Principal Holder and Control Person Ownership

As of May 31, 2015, the persons listed below were known to own, beneficially or of record, 5% or more of the Funds’ outstanding shares:

Fund	Name and Address	Percentage Ownership	Capacity
Meridian Growth Fund Class A Shares[1]	Charles Schwab Reinvestment Account 211 Main Street San Francisco, CA 94105	64.93%	Record

	LPL For The Benefit of LPL Customers San Diego, CA 92150-9046	7.80%	Record

Fund	Name and Address	Percentage Ownership	Capacity
Meridian Contrarian Fund Class A Shares[1]	National Financial Services LLC For the Benefit of Minyoung Sohn Denver, CO 80218	40.75%	Record

	Charles Schwab Reinvestment Account 211 Main Street San Francisco, CA 94105	25.86%	Record

	National Financial Services LLC For the Benefit Of Larry P. Johns Cincinnati, Ohio 45252	14.30%	Record

	National Financial Services LLC For the Benefit Of Paula Stell Ashland City, Tennessee 37015	5.64%	Record

Fund	Name and Address	Percentage Ownership	Capacity
Meridian Equity Income Fund Class A Shares[1]

	Charles Schwab Reinvestment Account 211 Main Street San Francisco, CA 94105	71.30%	Record

	National Financial Services Corp. LLC Warner Family Irrevocable Trust Buena Vista, CO 81211	10.09%

Fund	Name and Address	Percentage Ownership	Capacity
Meridian Small Cap Growth Fund Class A Shares[1]	Charles Schwab Reinvestment Account 211 Main Street San Francisco, CA 94105	70.40%	Record

	Pershing LLC. 1 Pershing Plaza Jersey City, NJ 07399-0002	3.82%	Record

[1]	Previously the “Advisor Class” shares

INVESTMENT MANAGEMENT

Meridian has retained as investment adviser for the Funds, Arrowpoint Asset Management, LLC (the Investment Adviser), located at 100 Fillmore St., Suite 325, Denver, CO 80206. The Investment Adviser was founded in 2007 and provides investment management services to the Funds, as well as to high-net-worth individuals and associated trusts, estates, endowments, foundations (separate accounts) and privately offered limited partnerships and corporate vehicles (private funds). The Investment Adviser is 100% privately owned by its principals. David Corkins and Minyoung Sohn, each a principal, hold a controlling interest in the Investment Adviser.

Management Agreement – Pursuant to an Investment Management Agreement and Service Agreement between Meridian, on behalf of the Funds, and the Investment Adviser (the “Management Agreement”), the Investment Adviser provides investment advisory services to each Fund, which includes the discretionary authority to manage the investment and reinvestment of the cash and securities in the accounts of each Fund and executing, or causing the execution of, the Funds’ purchase and sale orders.

On May 15, 2013, the Previous Investment Adviser entered into an agreement (the “Asset Purchase Agreement”) to sell substantially all of its assets, including its rights with respect to the Investment Management Agreement and Service Agreement between Meridian, on behalf of the Funds (other than Meridian Small Cap Growth Fund), and the Previous Investment Adviser, dated July 13, 2012 (the “Aster Management Agreement”), and transfer certain liabilities to Arrowpoint AIM LLC, a wholly-owned subsidiary of the Investment Adviser (the “Transaction”). The Transaction was subject to certain conditions to closing, including, among others, approval by Meridian’s Board of Directors and by shareholders of the Meridian Equity Income Fund, the Meridian Growth Fund and the Meridian Contrarian Fund of a new investment management agreement between the Investment Adviser and Meridian, on behalf of each of such Funds; such approvals were obtained on June 11, 2013 and August 28, 2013, respectively. The closing of the Transaction occurred on September 5, 2013 and resulted in the automatic termination of the Aster Management Agreement.

There are no material differences between the Management Agreement and the Aster Management Agreement. In this regard, the Management Agreement and the Aster Management Agreement contain the same terms, conditions, and fee rates, including applicable breakpoints, and provide for the same management services.

Prior to September 5, 2013, the Funds, other than the Meridian Small Cap Growth Fund, were managed by the Previous Investment Adviser, pursuant to the Aster Management Agreement and, from March 1, 2012 to July 13, 2012, pursuant to interim investment management agreements approved by the Board in accordance with Rule 15a-4 under the 1940 Act. Prior to that, the Funds were managed by the Previous Investment Adviser under an Investment Management Agreement, Power of Attorney and Service Agreement, dated November 1, 2000 (for Meridian Growth Fund and Meridian Contrarian Fund), and an Investment Management Agreement, dated January 31, 2005 (for Meridian Equity Income Fund).

Under the Management Agreement, the Investment Adviser, in addition to providing investment advisory services, provides persons to perform the executive, administrative, clerical, and bookkeeping functions of Meridian, and provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies and postage used at the offices of the Funds. The costs of sales and advertising materials and ordinary operating expenses not assumed by the Funds are borne by the Investment Adviser. The costs and expenses of each Fund that are to be borne by such Fund include, but are not limited to: custodian, stock transfer, and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements and notices to shareholders; cost of the printing and distributing of prospectuses of the Funds and supplements thereto to the Funds’ shareholders; taxes; expenses of the issuance and redemption of shares of the Funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to the Non-Interested Directors; association dues; costs of stationery and forms prepared exclusively for the Funds; and distribution, shareholder servicing and omnibus account services fees described below. Expenses arising in connection with a Fund or class(es) thereof are charged directly to such Fund or class(es) thereof. Expenses common to all of the Funds (such as, for example, the fees and expenses paid to the Board) are generally allocated to each Fund in proportion to its relative net assets.

The Management Agreement provides for a one-year initial term and continues in effect from year-to-year as to a particular Fund if that continuance is approved at least annually by: (i) either the Board or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the directors of Meridian who are not parties to the Management Agreement or “interested persons” (as that term is defined in the 1940 Act) of any such party to the Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

The Management Agreement is non-assignable and will terminate automatically upon assignment. Either party may terminate the Management Agreement at any time, without penalty, on 60 days’ written notice. Amendments to the Management Agreement require the approval of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds. The Investment Adviser shall not be liable under the Management Agreement to Meridian or to shareholders of a Fund for any error of judgment, mistake of law, or for any loss arising out of its obligations to Meridian not involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

As compensation for the services that the Investment Adviser provides to the Funds under the Management Agreement, each Fund pays management fees at an annualized rate of its average daily assets, as described in the Prospectus. As indicated above, with respect to the Meridian Equity Income Fund, Meridian Growth Fund and Meridian Contrarian Fund, prior to September 5, 2013, the Previous Investment Adviser was compensated for its services to such Funds at fee rates identical to those payable to the Investment Adviser under the Management Agreement.

For the six month period ended December 31, 2014 and the fiscal years ended June 30, 2014, 2013 and 2012, the amounts of the advisory fees earned by the Adviser were:

	Six Month Period Ended December 31, 2014 Advisory Fees*	Fiscal Year Ended June 30, 2014 Contractual Advisory Fees*	Fiscal Year Ended June 30, 2013 Contractual Advisory Fees*	Fiscal Year Ended June 30, 2012 Contractual Advisory Fees*
Meridian Equity Income Fund	$148,171	$292,467	$256,938	$303,946
Meridian Growth Fund	$7,751,454	$16,109,269	$16,661,807	$18,808,464
Meridian Contrarian Fund	$3,642,337	$7,530,269	$6,908,791	$7,352,597
Meridian Small Cap Growth Fund	$267,377	$68,401	N/A	N/A

*	The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below. Of the amounts paid by the Funds for the fiscal year ended June 30, 2014, the amounts paid to the current Adviser were $245,282 for the Meridian Equity Income Fund, 13,337,723 for the Meridian Growth Fund, $6,279,859 for the Meridian Contrarian Fund, and 68,401 for the Meridian Small Cap Growth Fund.

	Expense Limitation	Total Waivers and Reimbursements for the six month period ended 12/31/14	Total Waivers and Reimbursements for the fiscal year ended June 30, 2014
Meridian Growth Fund
Class A	1.55%	$1,540	$7,178
Meridian Contrarian Fund
Class A	1.60%	$4,101	$8,762
Meridian Equity Income Fund
Class A	1.60%	$4,757	$8,937
Meridian Small Cap Growth Fund
Class A	1.60%	$8,911	$26,145

PORTFOLIO MANAGEMENT

Mr. Chad Meade and Mr. Brian Schaub, CFA, serve as Co-Portfolio Managers of the Meridian Growth Fund and Meridian Small Cap Growth Fund and have responsibility for the day-to-day management of such Funds. Mr. James England, CFA, Mr. James O’Connor, CFA and Mr. Larry Cordisco serve as Co-Portfolio Managers of the Meridian Contrarian Fund and have responsibility for the day-to-day management of the Fund. Mr. Minyoung Sohn, CFA, serves as the Portfolio Manager of the Meridian Equity Income Fund and has responsibility for the day-to-day management of the Fund.

The following tables provide information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers are primarily responsible for the day-to-day portfolio management as of June 30, 2014

Larry Cordisco

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

James England, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Chad Meade

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$511	1	$511
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$11	0	$0

James O’Connor, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Brian Schaub, CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$511	1	$511
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$11	0	$0

Minyoung, Sohn CFA

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	1	$0.6	0	$0

Description of Compensation

Compensation for portfolio managers is designed to link the performance of each portfolio manager to shareholder objectives. All portfolio manager compensation is paid by the Investment Adviser.

The total compensation of a portfolio manager will be based on a combination of the performance of each Fund managed by the portfolio manager against such Fund’s benchmark(s) as well as against its relevant peer group, with primary emphasis given to 3 year performance. Peer groups may include Lipper, Morningstar, and other customized universes of funds managed. Portfolio managers are incentivized for outperformance, but receive no extra compensation for being top decile performers, which minimizes the possibility of portfolio managers taking undue risk to be top performers.

Potential Conflicts of Interest

Potential conflicts could include a portfolio manager’s knowledge about the size, timing and possible market impact of a Fund’s trades, whereby the portfolio manager could use this information to the advantage or disadvantage of another Fund. A Fund’s portfolio managers may be able to select or otherwise influence the selection of the brokers and dealers that are used to execute securities transactions for a Fund. In addition to executing trades, some brokers and dealers provide managers with brokerage research services, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could potentially yield disproportionate costs and benefits among the individual Funds.

The Funds’ portfolio managers and analysts may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, the portfolio managers or analysts may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel, including the portfolio managers and analysts, are subject to restrictions on engaging in personal securities transactions pursuant to a Code of Ethics adopted by the Investment Adviser and the Funds. Although the

potential for conflicts of interest may exist, the Funds and the Investment Adviser believe that they have established policies and procedures that seek to minimize potential conflicts of interest and to ensure that the purchase and sale of securities among all managed accounts are fairly and equitably executed and allocated.

Ownership of Securities – The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager, as of June 30, 2014, in the Fund(s) they manage.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager

Larry Cordisco	Meridian Equity Income Fund –None Meridian Contrarian Fund – ($100,001—$500,000)

James England	Meridian Equity Income Fund – ($100,001—$500,000) Meridian Contrarian Fund – (Over $1,000,000)

Chad Meade	Meridian Growth Fund – (Over $1,000,000) Meridian Small Cap Growth Fund – (Over $1,000,000)

James O’Connor	Meridian Equity Income Fund – ($1—$10,000) Meridian Contrarian Fund – ($100,001—$500,000)

Brian Schaub	Meridian Growth Fund – (Over $1,000,000) Meridian Small Cap Growth Fund – (Over $1,000,000)

Minyoung Sohn	Meridian Equity Income Fund – None

Codes of Ethics – The Funds and the Investment Adviser have adopted a personal investing policy consistent with the rules and regulations under the 1940 Act and the Investment Company Institute guidelines as well as the Investment Advisers Act of 1940, as applicable. These Codes of Ethics include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and transaction reporting requirements; review of duplicate confirmation statements; annual certification of compliance with the Code of Ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions. The Codes of Ethics are on file with the Securities and Exchange Commission as an exhibit to the Funds’ registration statement.

The Distributor has also adopted a Code of Ethics that complies with the provisions of Rule 17j-1 under the 1940 Act.

Proxy Voting Policies – The Board has adopted Proxy and Corporate Action Voting Policies and Procedures (“Policies”) on behalf of the Funds which delegate the responsibility for voting proxies to the Investment Adviser, subject to the Board’s continuing oversight. The Investment Adviser will vote such proxies in accordance with the Policies, which are found in Exhibit B hereto. Any material changes to the Policies will be submitted to the Board for approval.

Meridian is required to file on Form N-PX the Funds’ complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund is available without charge, upon request, by calling toll-free at 1-800-446-6662, on the Meridian Fund, Inc. website at www.meridianfund.com and on the SEC’s website at www.sec.gov.

The Distributor

Destra Capital Investments LLC, located at One North Wacker, 48th Floor, Chicago IL 60606 (the “Distributor” or “Destra”), a related entity of the Investment Adviser, has entered into a distribution agreement with Meridian. The Distributor and its affiliates may pay commissions, distribution fees and/or other compensation to entities for selling Fund shares and providing certain distribution-related services to the Funds’ shareholders. Destra also may receive, and may direct to other eligible financial intermediaries, compensation for providing, directly or indirectly, personal/liaison and related shareholder support services to Fund shareholders, and may be reimbursed for providing omnibus account services, as further described below.

The Funds have adopted a distribution plan (the “Distribution Plan”) under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder for certain share classes. The Distribution Plan, which could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility that could benefit each class of Fund shareholders, was adopted by the Board, including a majority of the Non-Interested Directors who had no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan.

Distribution Obligations

Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to Meridian or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances services rendered in connection with, and activities that are primarily intended to result in, the sale and distribution of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by the Distribution Plan.

The Distribution Agreement became effective with respect to the Funds after approval by its Board, and, after an initial two-year period, will continue from year-to-year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including the Non-Interested Directors. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund or the Funds at any time without penalty by Meridian (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions Paid by the Funds

For the fiscal year ended June 30, 2014, no Fund paid compensation to any principal underwriter. In addition, no underwriting commissions were charged or amounts were retained by the principal underwriters. Prior to the most recent fiscal year, the Funds had no Distribution Agreement with the Distributor.

Distribution Plan

The Board has approved, and the Funds have adopted, a distribution plan covering certain share classes of the Funds, which sets the distribution fees that are periodically deducted from a Fund’s assets (“Distribution Fees”). Under the plan, the Funds may pay the Distributor and/or eligible banks, brokers, dealers, insurance companies and other entities (generally referred to as “financial intermediaries”) a fee for services and expenses related to the sale and distribution of certain share classes for as long as the distribution plan continues in effect, which currently is expected to be indefinitely. The Funds may reduce or discontinue such payments at any time. The distribution fees are calculated daily, vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for rendering services in connection with the sale and distribution of Fund shares.

Under the terms of the distribution plan, the Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution-related services performed by such entities for their customers, or to be retained by the Distributor for its performance of such services.

Financial intermediaries are required to meet certain conditions in order to be eligible to receive distribution fees.

The table below shows the maximum annual distribution fees (generally paid monthly and calculated based on an annual percentage of average daily net assets):

Share Class	Distribution Fee
Class A Shares	0.25%
Class C Shares	1.00	[1]%

[1]	Up to 0.75% of this fee is for distribution services up to 0.25% of this fee is for shareholder services.

The distribution fees for the Funds’ share classes, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor is entitled to retain some or all of the fees payable under the distribution plan in certain circumstances, including, for example, when there is no broker of record, when certain qualification standards have not been met by the broker of record, or for distribution-related services provided by the Distributor. If a shareholder maintains shares of the Funds directly with the Funds, without working directly with a financial intermediary, distribution fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution-related expenses.

Shareholder Servicing Plan

The Board has approved, and the Funds have adopted, a shareholder servicing plan, which sets the shareholder servicing fees that are periodically deducted from the Funds’ assets for certain of the share classes of the Funds (“Shareholder Servicing Fees”). These fees are calculated daily, may vary by share class and are intended to compensate eligible financial intermediaries, including Destra, for providing, directly or indirectly, personal/liaison and related shareholder support services to Fund shareholders.

The table below shows the maximum annual shareholder servicing fees (generally paid monthly and calculated based on an annual percentage of average daily net assets):

Share Class	Shareholder Servicing Fee
Class A Shares	0.05%
Class C Shares	0.05%

With respect to the Meridian Contrarian Fund and the Meridian Small Cap Growth Fund, and consistent with current limitations determined by the Board, the Funds are authorized to pay only 0.05% as a Shareholder Servicing Fee at this time. This limitation may not be amended or withdrawn until one year after the date of this SAI.

Omnibus Account Services Fees

The Funds will reimburse certain financial intermediaries, including Destra, for their costs associated with providing certain omnibus account services, including record keeping, sub-accounting of shareholder accounts and order processing pursuant to omnibus account services arrangements (“Omnibus Account Services Fees”). Omnibus Account Services Fees are to be consistent with applicable industry standards and, in all respects, commercially reasonable.

Fees Paid

Actual fees paid under the Distribution Plan and the Shareholder Servicing Plan during the six month period ended December 31, 2014, and the fiscal year ended June 30, 2014 for Class A were as follows:

	During Fiscal Six Month Period Ended December 31, 2014 Paid from Shareholder Servicing Fees - Class A Shares	During Fiscal Year Ended June 30, 2014 Paid from Shareholder Servicing Fees – Class A Shares
Meridian Growth Fund	$5,648	$2,993
Meridian Contrarian Fund	$144	$52
Meridian Equity Income Fund	$159	$1
Meridian Small Cap Growth Fund	$2,724	$699

No fee information for Class C shares is available because such class had not commenced operations as of the date of this SAI.

Other Financial Intermediary Compensation

As described in the Prospectus, the Distributor, the Investment Adviser and their affiliates may make payments, from their own resources, to financial intermediaries for marketing/sales support services relating to the Funds (“Marketing Support Payments”). Marketing Support Payments are in addition to Distribution Fees, Shareholder Servicing Fees, and Omnibus Account Services Fees that may be paid to eligible financial intermediaries, including Destra, as appropriate. Such payments are generally based upon one or more of the following factors: average net assets of a Fund sold by the Distributor attributable to that financial intermediary, gross sales of a Fund distributed by the Distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Distributor, the Investment Adviser and their affiliates may make increased payments on a basis other than those described above when dealing with certain financial intermediaries. Such increased payments may enable such financial intermediaries to offset credits that they may provide to customers.

In addition to the payments described above, the Distributor, the Investment Adviser and their affiliates may make other payments or allow promotional incentives to broker-dealers to the extent permitted by the SEC and the Financial Industry Regulatory Authority rules and by other applicable laws and regulations.

Amounts paid by the Distributor, the Investment Adviser and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Funds. You can find further details in the SAI about the payments made by the Distributor, the Investment Adviser and their affiliates, as well as a list of the financial intermediaries, if any, to which the Distributor and the Investment Adviser have agreed to make Marketing Support Payments.

Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a financial incentive for recommending a Fund or a particular share class over others.

ADDITIONAL SERVICE PROVIDERS

Fund Counsel – Davis Graham & Stubbs LLP, located at 1550 17th Street, Suite 500, Denver, CO 80202, acts as counsel to Meridian on various matters.

Independent Registered Public Accounting Firm – PricewaterhouseCoopers LLP have been appointed as the Independent Registered Public Accounting Firm for Meridian. The financial statements of the Funds as of June 30, 2014, incorporated by reference in the SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

Administration Assistance Services – BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 (“BNY Mellon”), provides administration assistance services to the Funds, including assistance in preparing annual and semi-annual shareholder reports, calculating performance data, and assisting with filing various SEC reports. With respect to the Meridian Growth Fund, BNY Mellon Investment Servicing (US) Inc. received administration assistance fees of $9,000, $9,000 and $9,000 for the fiscal years ended June 30, 2014, June 30, 2013 and June 30, 2012, respectively. With respect to the Meridian Contrarian Fund, BNY Mellon Investment Servicing (US) Inc. received administration assistance fees of $9,000, $9,000 and $9,000 for the fiscal years ended June 30, 2014, June 30, 2013 and June 30, 2012, respectively. With respect to the Meridian Equity Income Fund, BNY Mellon Investment Servicing (US) Inc. received administration assistance fees of $9,000, $9,000 and $9,000 for the fiscal years ended June 30, 2014, June 30, 2013 and June 30, 2012, respectively. With respect to the Meridian Small Cap Growth Fund, BNY Mellon Investment Servicing (US) Inc. received administration assistance fees of $4,863 for the fiscal year ended June 30, 2014. Fees for administration assistance services are paid by the Investment Adviser.

Transfer Agent – BNY Mellon, located at 760 Moore Road, King of Prussia, PA 19406, serves as Transfer Agent, redemption, dividend disbursing agent and may, in certain circumstances, serve as shareholder servicing agent for a Fund.

Custodian – The Bank of New York Mellon, located at One Wall Street, New York, New York, 10286, serves as the Funds’ custodian pursuant to a Custodian Services Agreement. In such capacity, the custodian holds or arranges for the holding of all portfolio securities and other assets of the Funds.

Accounting Services – BNY Mellon provides the Funds with accounting services under an Accounting Services Agreement. With respect to the Meridian Growth Fund, BNY Mellon Investment Servicing (US) Inc. received accounting fees of $207,940, $215,459 and $253,006 for the fiscal years ended, June 30, 2014, June 30, 2013 and June 30, 2012, respectively. With respect to the Meridian Contrarian Fund, BNY Mellon Investment Servicing (US) Inc. received accounting fees of $86,940, $84,866 and $91,396 for the fiscal years ended June 30, 2014, June 30, 2013 and June 30, 2012, respectively. With respect to the Meridian Equity Income Fund, BNY Mellon Investment Servicing (US) Inc. received accounting fees of $24,257, $26,900 and $29,929 for the fiscal years ended June 30, 2014, June 30, 2013 and June 30, 2012, respectively. With respect to the Meridian Small Cap Growth Fund, BNY Mellon Investment Servicing (US) Inc. received accounting fees of $12,574 for the fiscal year ended June 30, 2014.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for a Fund’s portfolio securities transactions are placed by the Investment Adviser. The objective of each Fund is to obtain the best available prices in its portfolio transactions, taking into account a broker’s services, costs and promptness of executions. There is no agreement or commitment to place orders with any broker-dealer and the Investment Adviser expects that a number of broker-dealers will be used in various transactions. The Investment Adviser evaluates a wide range of criteria in seeking the most favorable price and market for the execution of transactions, including but not limited to the broker’s commission rate, execution capability, back-office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving the Investment Adviser and its clients.

When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best execution of the transaction, the order is placed with that broker-dealer. This may or may not be a broker-dealer which has provided research, statistical or other related services to the Investment Adviser. Subject to the requirement of seeking the best available prices and executions, the Investment Adviser may give preferences, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, to broker-dealers which have provided research, statistical, and other related services to the Investment Adviser for the benefit of a Fund, if, in its judgment, the Fund will obtain prices and executions comparable with those available from other qualified firms. Substantially all of the total brokerage commissions paid by the Funds, other than Meridian Small Cap Growth Fund, which had not commenced operations as of the date of the SAI, during the period July 1, 2012 through June 30, 2013 were paid to brokers so selected.

The Board will monitor executions of portfolio transactions periodically to ensure that the best execution objective continues to be paramount in the selection of executing broker-dealers. Meridian does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and other qualitative considerations. Nevertheless, the personnel of the Investment Adviser are authorized to negotiate payment only for brokerage services rendered and not for research, statistical, or other related services. Meridian does not authorize the payment of commissions to brokers, in recognition of their having provided research, statistical or other related services, in excess of commissions other qualified brokers would have charged for handling comparable transactions.

There may be occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for another Fund served by the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be affected only when the Investment Adviser believes that to do so will be in the best interest of the Funds. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the Funds involved.

A Fund may engage in transactions in securities which are not listed on a national securities exchange but are traded in the over-the-counter (“OTC”) market. Each Fund, in all cases, will attempt to negotiate the best market price and execution for such transactions.

The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the OTC markets. Fixed-income securities are generally traded on a “net” basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

Each Fund contemplates purchasing most foreign equity securities in OTC markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most foreign stock transactions generally are higher than negotiated commissions on U.S. transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the U.S. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

A Fund may hold foreign equity securities in the form of ADRs, EDRs, CDRs or securities convertible into foreign equity securities. ADRs, EDRs and CDRs may be listed on stock exchanges, or traded in the OTC markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

For the fiscal years ended June 30, 2014, 2013 and 2012, the Funds paid total brokerage commissions as follows:

	Fiscal Year Ended June 30, 2014	Fiscal Year Ended June 30, 2013	Fiscal Year Ended June 30, 2012
Meridian Equity Income Fund	$16,311	$18,017	$16,954
Meridian Growth Fund	$2,611,987	$1,351,644	$915,388
Meridian Contrarian Fund	$903,203	$701,268	$468,150
Meridian Small Cap Growth Fund*	$30,919	N/A	N/A

*	The Meridian Small Cap Growth Fund commenced operations on December 16, 2013.

Directed Brokerage

The Funds or the Investment Adviser, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker-dealer because of the research services or other allowable services it provides to the Funds or the Investment Adviser.

During the fiscal year ended June 30, 2014, the Funds directed certain brokerage transactions. The amounts of such transactions and their related commissions were as follows:

	Amount of Transactions	Related Commissions
Meridian Equity Income Fund	$216,504	$4,871
Meridian Growth Fund	$8,685,583	$195,426
Meridian Contrarian Fund	$4,185,192	$94,167
Meridian Small Cap Growth Fund*	$449,831	$10,121

*	The Meridian Small Cap Growth Fund commenced operations on December 16, 2013.

As of June 30, 2014, the Funds owned no securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act.

ACCOUNT RULES AND POLICIES

Short-Term Trading Policy

The Funds are intended for long-term investors and not for those who wish to trade frequently in their shares. The Funds are not intended to accommodate frequent purchases and redemptions of shares by shareholders. Short-term trading (sometimes known as “market timing”) into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders of a Fund. Short-term trading may cause a Fund to retain more cash than the portfolio manager would normally retain in order to meet unanticipated redemptions or may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. With this in mind, the Board has adopted a Short-Term Trading Policy (the “Policy”). Under the Policy, to discourage short-term trading in Fund shares, each Fund imposes a 2.00% short-term redemption fee when shares of a Fund are redeemed (either by selling or exchanging into another Fund) within 60 days of purchase. The Policy applies to all shares of the Funds except for Class C shares.

The short-term redemption fee does not apply to: (1) shares acquired through reinvestment of dividends and other Fund distributions; (2) systematic purchases and redemptions; (3) required distributions or return of excess contributions from retirement accounts; (4) certain hardship situations such as death or disability; (5) redemptions from certain accounts held through intermediaries that have entered into an agreement with the Fund or its Distributor (Destra Capital Investments), including (i) certain employer-sponsored retirement plans; (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers’ accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers’ accounts (e.g., certain omnibus accounts where redemptions cannot be tracked to the individual shareholder); or (6) circumstances that may fall within the Funds’ short-term trading prohibitions, but which a Fund may determine in its sole discretion, including, but not limited to, limited waivers of redemption fees in order to comply with the safe harbor for “qualified investment alternatives” under the Pension Protection Act of 2006.

The Policy specifies that shares will be redeemed in the following order: first, shares acquired through reinvestment of dividends and other fund distributions; second, shares held more than 60 days; and third, shares held for 60 days or less (subject to a 2.00% short-term redemption fee). Holding periods are determined based on a first-in, first-out method. Shareholders will normally comply with the Funds’ policy regarding short-term trading by allowing 60 days to pass after each investment before they sell or exchange a Fund’s shares. Exchanges involve a redemption of shares and are subject to the redemption fee. The Funds may take appropriate action if shares are held longer than 60 days if the trading is disruptive for other reasons such as unusually large trade size. In addition, the Funds reserve the right to suspend or terminate your ability to make further purchases (whether you hold shares directly, or through an intermediary) at any time, and to impose restrictions on purchases or exchanges on conditions that are more restrictive than those that are otherwise stated in this Prospectus. The Funds reserve the right to modify the terms of, or terminate, the short-term redemption fee at any time. The Funds and their agent also reserve the right to refuse any purchase order, at any time, by any investor or group of investors for any reason. The Funds acknowledge that certain intermediaries may impose short-term or frequent trading restrictions that differ from those of the Funds, including such intermediary’s own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds, and their service providers, encourage those financial intermediaries to apply the Policy to their customers who invest indirectly in the Fund.

The Policy is subject to limitations on the Funds’ ability to detect and curtail short-term or disruptive trading practices. Shareholders seeking to engage in short-term trading practices may use a variety of strategies to avoid detection. Despite the best efforts of the Funds or their agents to prevent short-term or disruptive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail short-term trading practices. The Funds may receive purchase and redemption orders through financial intermediaries and cannot always identify or reasonably detect excessive short-term trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. The Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners. If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Transfer Agent and the respective Fund that appropriate action has been taken to curtail any excessive trading activity. Omnibus accounts are commonly used by financial intermediaries and benefit plans. Omnibus accounts allow multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares using a single account where the identity of the individual shareholder(s) is not known to the Funds or their agents. If an individual shareholder in an omnibus account can be identified, they will be subject to the redemption fee.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Prospectus provides general information concerning the purchase and redemption of each Fund’s shares. The following discussion explains further some of that information and discloses certain policies not presented in the Prospectus.

Pricing of Fund Shares

The price you pay or receive when you buy, sell or exchange shares is a Fund’s next determined net asset value (or “NAV”) per share for a given share class after the Transfer Agent receives all required documents in good order, which means that all required documents pertaining to such purchase, redemption or exchange have been fully completed as determined by the Transfer Agent. NAV is computed as of the close of business of the New York Stock Exchange (“NYSE”) each day that it is open for trading, which is typically at 4:00 p.m., Eastern Time. Orders received before the close of business are typically priced at a Fund’s NAV per share as computed on that day. Orders received after the close of business are typically priced at a Fund’s NAV per share as computed on the next business day.

NAV per share is determined by totaling the value of all portfolio securities, cash and other assets, including accrued interest and dividends, attributable to a class, and subtracting from that all liabilities, including accrued expenses, attributable to a class. The total NAV is divided by the total number of outstanding shares of the class to determine the NAV of each share. Securities in each Fund’s portfolio are valued primarily on market quotes, or, if quotes are not available, by a method that the Board believes would accurately reflect the securities’ fair value. Fair value pricing, for example, may be used for high-yield debt securities when available pricing information is stale or is determined for other reasons not to accurately reflect fair value.

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE), which is usually 4:00 p.m. Eastern Time. Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Foreign securities shall be valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values (as described below).

Fixed income (debt) securities with original or remaining maturities more than 60 days are typically valued at the mean of their quoted bid and asked prices. Short-term fixed income securities of sufficient credit quality with 60 days or less to maturity are typically amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Investment Adviser under the policy and procedures adopted by, and under the general supervision of, the Board. The Investment Adviser may determine that fair value pricing is appropriate for securities that, for example, are thinly traded or illiquid, or where the Investment Adviser believes that the prices provided by a pricing service are not accurate or where such prices are not available. When fair valuation is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. For example, a Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Significant events that may impact the value of securities principally traded in foreign markets (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close and the time that a Fund calculates its NAV. Because the frequency of significant events is not predictable, fair value pricing of certain common stocks may or may not occur on a frequent basis. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Fair valuation may have the effect of reducing stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, when a Fund uses fair valuation to price securities, it may value those securities higher or lower than another fund would have priced the security. Also, the use of fair valuation may cause a Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Shares of a Fund will not be priced on the days on which the NYSE is closed for trading, and on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchases

Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional.

Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Funds within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value.” Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Your financial intermediary, plan documents or the Funds’ Prospectus will provide you with detailed information about investing in the Funds.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares – The price you pay for Class A shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Destra Capital Investments LLC, the Fund’s distributor (the “Distributor”), as shown in the table, except where the Distributor, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares Sales Charge as a Percentage of:
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested	Amount of Sales Charge Reallowed to Financial Intermediaries as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.60%
$1,000,000 or more	None	None	None

(1)	Offering Price includes the initial sales charge.

Below is an example of the method of computing the offering price of Class A shares of the Funds. The example assumes a purchase on June 30, 2014 of Class A shares of the Funds subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Net asset value per share	$37.72	$45.41	$14.58	$11.63
Per share sales charge: 5.75% of public offering price (6.10% of net asset value per share)	$2.30	$2.77	$0.89	$0.71
Per share offering price to the public	$40.02	$48.18	$15.47	$12.34

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A shares of the Funds that are offered with a sales charge to take advantage of lower sales charges.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge – You may be able to lower or eliminate your sales charge on Class A shares under certain circumstances. For example, when purchasing new Class A or Class C shares, you can combine Class A shares and Class C shares you already own (either in this Fund or in certain other Meridian funds) with your current purchase to take advantage of the breakpoints in the sales charge schedule as set forth above. The circumstances under which you may combine such ownership of shares and purchases are described below. If you would like more information on aggregating shares to take advantage of the breakpoints, please contact your financial intermediary.

Class A shares may be offered without an initial sales charge under any of the following conditions:

•	purchases of $1 million or more;

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or its distributor, Destra Capital Investments LLC (“the Distributor”) specifically for such purchases (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Funds and/or the Distributor specifically for such purchases;

•

purchases by investors maintaining a self-directed brokerage account with a registered broker-dealer that has entered into an agreement with the Funds and/or the Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Funds and/or the Distributor specifically for such purchases;

•	registered representatives and other employees of financial intermediaries that have selling agreements with the Funds and/or the Distributor to sell Class A shares;

•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with the Funds and/or the Distributor; and

•

purchases by (i) directors, officers and employees of Meridian Fund, Inc. and its affiliates, (ii) trustees and officers of the Funds, and (iii) directors and officers of any sub-adviser to a Meridian Fund, Inc., including retired persons who formerly held such positions and immediate family members of such purchasers. (Immediate family members are defined as spouses, domestic partners, parents and children.)

To receive a reduced or waived front-end sales charge, you must let your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. These other accounts may include the accounts described under “Aggregating Accounts.” It is possible that your financial intermediary will require documentation, such as an account statement, to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all eligible shares (as set forth herein) and applying the sales charge applicable to such aggregate amount. Shares eligible for aggregation include Class A shares of the Fund and of certain other classes (Class A shares and Class C shares) of Meridian Fund, Inc. funds then held by you, or held in accounts identified under “Aggregating Accounts.” In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent. You can also reduce the sales charge on the purchase of Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter. In order to apply purchases towards the intended amount, you must refer to such Letter when placing all orders. When calculating the applicable sales charge to a purchase pursuant to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes: (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent; minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any applicable sales charge. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. In calculating the applicable breakpoint and sales charge on large purchases or those made through the exercise of a Letter of Intent or right of accumulation, investments made by you (and your spouse and children under age 21) on any given day may be aggregated if made for your own account(s) and/or certain other accounts such as: trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased); solely controlled business accounts; and single participant retirement plans. To receive a reduced sales charge under the right of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Class C Shares- Class C shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Funds or their authorized agent. The Funds or the Distributor may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Distribution and Shareholder Servicing Plans

Class A Shares – As described in the Prospectus, Class A shares have adopted distribution and shareholder servicing plans (the “Class A Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class A Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of Class A shares of the Funds for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A shares of such Funds, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A shares to prospective and existing investors; providing educational materials regarding Class A shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Class A Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. The Distributor authorizes the payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers.

Class C Shares – As described in the Prospectus, Class C shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C shares of the Funds for activities which are primarily intended to result in the sale of Class C shares of such Fund. In addition, the Class C Plan permits the payment of up to 0.25% of the average daily net assets of Class C shares of the Funds for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred.

The Distributor entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of commissions on sales of Class C shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C shares. However, certain financial intermediaries may elect to not receive the initial 1% commission, in which case, the Distributor authorizes the payment of the monthly 12b-1 fees to such financial intermediary beginning on the first month following the purchase of Class C shares as such fees accrue. The Class C shares for which a financial intermediary elects to not receive the initial 1% commission will not be subject to a CDSC.

12b-1 Fees Incurred – During the fiscal year ended June 30, 2014, the Funds incurred 12b-1 fees pursuant to the Class A Plan in the amount of $7,978, $448, $34, and $5,638 for the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and the Meridian Small Cap Growth Fund, respectively. No such 12b-1 fee information is available for the Class C shares because such class had not commenced operations as of the date of this SAI.

Renewal, Amendment and Termination – The Class A Plan and the Class C Plans (individually each a “Plan” and collectively the “Plans”) and any Rule 12b-1 related agreement that is entered into by the Funds in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the directors, and of a majority of the directors who are not interested persons (as defined in the 1940 Act) of Meridian and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Directors”). With the exception of the Distributor and its affiliates, no “interested person” of the Funds, as that term is defined in the 1940 Act, and no director of the Funds has a direct or indirect financial interest in the operation of the Plans or any related agreement. All material amendments to any Plan must be approved by a majority vote of the directors, including a majority of the 12b-1 Directors, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Funds at any time, without penalty, by vote of a majority of the outstanding shares of that class of that Fund or by vote of a majority of the 12b-1 Directors.

Redemptions

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Funds when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Shares normally will be redeemed for cash, although the Funds retain the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of the Funds, by delivery of securities selected from its assets at its discretion. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Pricing of Fund Shares” and such valuation will be made as of the same time the redemption price is determined.

The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class C Shares – A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class C shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C shares redeemed.

Automatic Reinvestment of Distributions—You may indicate at any time a choice of certain elections with respect to distributions. You may elect to have distributions of both net investment income and realized capital gains declared on your shares of a Fund reinvested automatically in additional shares of the Fund at the closing net asset value per share on the reinvestment date determined by the Board. You also may elect to receive investment income distributions in cash while accepting capital gain distributions in additional shares of the Fund. Alternatively, you may elect to receive distributions of both net investment income and realized capital gains in cash. If you make no election, all distributions will be applied automatically to the purchase of shares of a Fund at net asset value per share. You may change these elections at any time by written notification to the Funds’ Transfer Agent, but, to be effective as to a particular distribution, the change must be received by the Transfer Agent sufficiently in advance of the reinvestment date (approximately 10 business days) to permit the change to be entered in your record. The Federal income tax status of distributions is the same whether taken in cash or reinvested in shares of a Fund.

Distributions on all shares in your account are reinvested in full and fractional shares at the net asset value per share unless you instruct a Fund to do otherwise.

Suspension of Redemption – The redemption price of redeemed shares of a Fund will be paid on or before the seventh day following proper tender, except a postponement may be permissible under the 1940 Act when (a) the NYSE is closed (other than for weekends and holidays) or trading on the NYSE is restricted, (b) an emergency exists making disposal of portfolio securities or the valuation of net assets of the Fund not reasonably practicable, or (c) the SEC has by order permitted suspension of redemptions for the protection of the Funds’ shareholders. The SEC, by rules and regulations, determines the conditions under which trading of securities are restricted and the conditions under which an emergency exists. Investment dealers handling redemption transactions may make a service charge. There is no charge as described in the foregoing paragraphs for redemption of shares tendered directly to the Transfer Agent.

Mandatory Redemption—The Board has established a policy, which is subject to change, to require redemption of accounts in Class A and Class C shares of a Fund that drop as a result of redemptions to a value of less than $750. A shareholder will be given notice of at least 60 days within which to bring the account up to the amount at which such mandatory redemption would apply, as set forth above, before the involuntary redemption provision is made effective with respect to the shareholder’s account.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon the shareholder’s particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it does not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

Meridian has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described herein. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company. It is intended that each Fund qualify as a regulated investment company (“RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of Meridian. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

Each Fund must also diversify its holdings so that at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements (described above) may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year. If a Fund qualifies as a RIC that is accorded special tax treatment it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first year. Each Fund intends to distribute or be deemed to have distributed a sufficient amount of its investment company taxable income (as described above) and net tax-exempt interest income, if any, in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such distributed income. However, no assurance can be given that a Fund will not be subject to federal income tax.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at corporate rates on the amount of net capital gain retained, but may report the retained amount as undistributed capital gain in a written statement to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a RIC accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. Certain provisions may be available to a Fund to prevent such disqualification.

Equalization Accounting. Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Capital Loss Carry Forwards. Capital losses realized by a Fund during taxable years beginning before December 22, 2010 may be carried forward for eight years following the year of the loss. All other capital losses may be carried forward indefinitely. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute any capital gains offset by carried-forward capital losses. The Funds cannot carry back or carry forward any net operating losses.

As of June 30, 2014, the Equity Income Fund had a capital loss carry forward of $356,142 available to offset future realized capital gains through 2018.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable.

Excise Tax. If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Taxation of Fund Investments. In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to include annually in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to federal income or excise tax.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) or in REITs or qualified REIT subsidiaries that are taxable mortgage pools (“REIT TMPs”). Under an IRS notice, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income (“UBTI”) to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax-exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of equity interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by a Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Foreign Taxes. Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expects to qualify for this election.

Taxation of Distributions. Distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated, first to the portion of the taxable year preceding January 1 (if the taxable year for a Fund is other than the calendar year), and thereafter, pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in the shareholders’ Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary or qualified dividend income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if a Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder’s Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.

If a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives or is deemed to receive a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this

Federal Income Tax Rates. The maximum stated federal income tax rate applicable to individuals generally is 39.6% for ordinary income and 20% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) equal to the highest net long-term capital gains rate, which generally is 20%. In general, “qualified dividend income” is income attributable to dividends received by a Fund from domestic and certain foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund derived from securities lending, repurchase agreements and other derivative transactions ordinarily will not qualify as qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds typically do not distribute significant amounts of qualified dividend income.

Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends, qualified dividend income, and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a certain threshold.

Backup Withholding. A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder’s federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Corporate Shareholders. Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Shareholders that are Partnerships. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Foreign Shareholders. For purposes of this discussion, “foreign shareholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Furthermore, if any distribution described above is “effectively connected” with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding will not apply, the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and capital gain dividends are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (“USRPIs,” defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If clause (i) is applicable the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If clause (i) is inapplicable and clause (ii) is applicable, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If clause (iii) is applicable, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. While the Funds do not expect Fund shares to constitute USRPIs, a portion of a Fund’s distributions may be attributable to gain from the sale or exchange of USRPIs.

Subject to certain exceptions, a “USRPI” is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties and to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Exemptions from U.S. withholding that were previously available for interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends have expired. With respect to taxable years of a Fund that began before January 1, 2014, short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), were not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. Similarly, with respect to taxable years of a Fund that began before January 1, 2014, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources were not subject to U.S. withholding tax. “Qualified interest income” included, in general, the sum of the Fund’s U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company.

As of the date of this SAI, it is currently unclear whether Congress will extend these exemptions to taxable years of a fund beginning on or after January 1, 2014, or what the terms of any such extension would be, including whether such extension would have retroactive effect. However, even if reinstated, it may not be practical in every case for a Fund to report to shareholders, and the Funds reserve the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

Foreign Accounts. The Foreign Account Tax Compliance Act will impose a 30% withholding tax on dividends received from the Funds, capital gain distributions and the payments of gross proceeds from a sale or other disposition of shares (including redemption proceeds) with respect to shares of the Funds paid, to (i) foreign financial institutions (as defined in section 1471 of the Code) unless they agree to collect and disclose to the IRS information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. If the payee is a foreign financial institution, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations, may modify these requirements. In certain circumstances, an account holder may be eligible for refunds or credits of such withheld taxes. The Funds will not pay any additional amounts to a shareholder with respect to any amounts withheld under such legislation.

Under current administrative guidance, the withholding obligations described above currently applies to payments of dividends on shares, and to capital gains distributions and payments of gross proceeds from a sale or other disposition of shares (including redemptions) on or after January 1, 2017.

Tax-Deferred Plans. Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds. Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations. Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FURTHER INFORMATION ABOUT MERIDIAN

There are no conversion or preemptive rights in connection with any class of shares of the Funds. All shares of the Funds when duly issued will be paid in full and non-assessable. The rights of the holders of shares of common stock of a Fund may not be modified except by vote of the majority of the outstanding voting securities of the Fund. Certificates are not issued unless requested and are never issued for fractional shares. Fractional shares are liquidated at net asset value per share at the time a shareholder account is closed.

Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Funds (in the aggregate) voting for the election of directors can elect 100% of the directors if they wish to do so. In such event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board.

ADDITIONAL INFORMATION

Shareholder Reports—The fiscal year of each Fund ends on June 30 of each year. Each Fund will issue to its shareholders semi-annual and annual reports; each annual report will contain a schedule of the Fund’s portfolio securities and audited annual financial statements. The Federal income tax status of shareholders’ distributions also will be reported to shareholders after the end of each calendar year.

Registration Statement—The Prospectus and this SAI, together, do not contain all of the information set forth in the Funds’ registration statement and related forms filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement and related forms may be inspected at the Public Reference Room of the Commission at 100 F Street, NE, Room 1580, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates. It is also available on the SEC’s Internet Web site at http://www.sec.gov. Statements contained in the Prospectus or this SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to Meridian’s registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements and the accompanying Report of PricewaterhouseCoopers LLP, the Independent Registered Public Accounting Firm for the fiscal year ended June 30, 2014 for the Meridian Equity Income Fund, Meridian Growth Fund, Meridian Contrarian Fund (formerly known as Meridian Value Fund) and Meridian Small Cap Growth Fund as contained in the Annual Report to Shareholders for the fiscal year ended June 30, 2014 are incorporated herein by reference to that report. The unaudited financial statements for the six month period ended December 31, 2014 for the Meridian Equity Income Fund, Meridian Growth Fund, Meridian Contrarian Fund (formerly known as Meridian Value Fund) and Meridian Small Cap Growth Fund as contained in the Semi-Annual Report to Shareholders for the six month period ended December 31, 2014 are also incorporated herein by reference to that report.

EXHIBIT A

DESCRIPTION OF BOND RATINGS

MOODY’S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from “Aaa” to “C,” according to quality as described below:

“Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.”

“Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.”

“A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.”

“Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.”

“Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.”

“B — Obligations rated B are considered speculative and are subject to high credit risk.”

“Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.”

“Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.”

“C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.”

STANDARD & POOR’S CORPORATION RATINGS GROUP rates the long-term securities debt of various entities in categories ranging from “Aaa” to “D” according to quality as described below:

“AAA — Extremely strong capacity to meet financial commitments. Highest Rating.”

“AA — Very strong capacity to meet financial commitments.”

“A — Strong capacity to meet financial commitments, but somewhat susceptible to adverse economic conditions and changes in circumstances.”

“BBB — Adequate capacity to meet financial commitments, but more subject to adverse economic conditions.”

“BBB — Considered lowest investment grade by market participants.”

BB+, BB, B, CCC, CC, C — Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB+ is considered the highest speculative grade by market participants. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions. Obligations given a “C” rating are considered currently highly vulnerable obligations.

“D — Payment default on financial commitments.”

Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

EXHIBIT B

Summary of Arrowpoint’s Proxy Voting Policy

Arrowpoint has engaged a third-party voting specialist, Glass Lewis & Co. (“Glass Lewis”), to research, vote and record all proxy ballots for the security positions we maintain on clients’ behalf and for which we have voting authority. Annually, we review Glass Lewis’ independence and voting guidelines to determine appropriate alignment of shareholders interest. A copy of Glass Lewis’ Proxy Guidelines are included below which may be updated throughout the year.

In circumstances when the portfolio manager or analyst believes that Glass Lewis’ recommendation is not in the best interest of the firm’s clients, we can override Glass Lewis’ recommendation and amend our vote accordingly. Such overrides are approved by the CCO and documented.

Glass Lewis provides us with the necessary information to file Form N-PX and maintains all client voting information for record keeping purposes.

APPENDIX A

ARROWPOINT ASSET MANAGEMENT, LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

I.	Policy

Arrowpoint Asset Management ( “Arrowpoint”) acts as discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). Arrowpoint’s authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory contracts.

It is the policy of Arrowpoint to vote proxies in the best interest of its clients. Proxies are an asset of a client, which should be treated with the same care, diligence, and loyalty as any asset belonging to a client. To that end, Arrowpoint will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

II.	Delegation of Duties

To assist the Adviser in executing its responsibilities, the Adviser has engaged a third party proxy voting specialist, Glass Lewis & Co., LLC (“Glass Lewis” or the “Proxy Manager”). The services provided by Glass Lewis include in-depth research and voting recommendations intended to create shareholder value.

The Adviser has reviewed the Proxy Manager’s Guidelines, and has determined that such Guidelines are consistent with the Adviser’s fiduciary responsibilities with respect to its clients. The Adviser will review any material amendments to such Guidelines.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy.

III.	Procedures for Identification and Voting of Proxies

The Proxy Manager is responsible for ensuring that all proxies received are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with the Proxy Manager’s established guidelines (the “Guidelines”), Arrowpoint retains the right to vote any proposal in a manner differing from the Guidelines. Such deviations from the Guidelines must be approved by the CCO with a written explanation of the rationale for the deviation.

Arrowpoint, in conjunction with the custodian, is responsible for ensuring that all corporate actions received are addressed in a timely manner and consistent action is taken across all portfolios.

Arrowpoint’s authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a Client specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Arrowpoint will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over Clients in accordance with established policies and procedures.

Conflicts of Interest

Arrowpoint is responsible for monitoring situations where the voting of proxies may present actual or perceived conflicts of interest between the Adviser and clients.

The following is a non-exhaustive list of potential conflicts of interests that could influence the proxy voting process:

Conflict: Arrowpoint retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in Arrowpoint’s client portfolios. For example, Arrowpoint may be retained to manage Company A’s pension fund. Company A is a public company and Arrowpoint client accounts hold shares of Company A. This type of relationship may influence Arrowpoint to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with Arrowpoint.

Conflict: Arrowpoint retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in Arrowpoint’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

Conflict: Arrowpoint’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in Arrowpoint’s client portfolios. The spouse could attempt to influence Arrowpoint to vote in favor of management.

Conflict: Arrowpoint or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in Arrowpoint’s client portfolios. For any number of reasons, an Employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence Arrowpoint to vote proxies in contradiction to the policy.

Conflict: Arrowpoint or its affiliate has a financial interest in the outcome of a vote, such as when Arrowpoint receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

Where a proxy proposal raises a material conflict of interest between Arrowpoint’s interests and that of one or more its clients, including a mutual fund client, the Glass Lewis recommendations will be followed.

IV.	Procedures for Arrowpoint’s Receipt of Class Actions

Arrowpoint recognizes that as a fiduciary it has a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, investors who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a Proof of Claim form which is submitted to the Claims Administrator. After the Claims Administrator receives all Proof of Claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

Arrowpoint has engaged an independent class action service, Battea, to handle all class action proceedings.

V.	Recordkeeping

In accordance with Rule 204-2 under the Advisers Act, Arrowpoint will maintain for the time periods set forth in the Rule

(i) these proxy voting procedures and policies, and all amendments thereto;

(ii) all proxy statements received regarding client securities (provided however, that the we may rely on the proxy statement filed on EDGAR as its records);

(iii) a record of all votes cast on behalf of clients;

(iv) records of all client requests and subsequent responses regarding proxy voting information;

(v) any documents prepared by Arrowpoint that were material to making a decision how to vote or that memorialized the basis for the decision; and

(vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Such records will be maintained in a readily accessible manner for a period of at least seven years. Proxy statements on file with EDGAR or maintained by the Proxy Manager are not subject to these retention requirements.

VI.	Disclosure

Arrowpoint will ensure that Part II of Form ADV and/or the Fund documents are updated as necessary to reflect its proxy voting policies and procedures and: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how Arrowpoint voted their securities.

Arrowpoint will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX 60 days after June 30 of each year, and will provide information as requested by the client mutual funds’ board of directors.

VII.	Proxy Solicitation

As a matter of practice, it is Arrowpoint’s policy to not reveal or disclose to any client how Arrowpoint may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. Arrowpoint will never disclose such information to unrelated third parties.

The Managing Member and CCO are to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Employee accept any remuneration in the solicitation of proxies. The Managing Member shall handle all responses to such solicitations.

PROXY PAPERTM

GUIDELINES

2014 PROXY SEASON

AN OVER VIEW OF THE GLASS

LEWIS APPROACH TO PROXY

ADVICE

UNITED STATES

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INTRODUCTION

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail throughout this document:

SUMMARY OF CHANGES FOR THE 2014 UNITED STATES POLICY GUIDELINES

MAJORITY-APPROVED SHAREHOLDER PROPOSALS SEEKING BOARD DECLASSIFICATION

We have updated our policy with regard to implementation of majority-approved shareholder proposals seeking board declassification. If a company fails to implement a shareholder proposal seeking board declassification, which received majority support from shareholders (excluding abstentions and broker non-votes) at the previous year’s annual meeting, we will consider recommending that shareholders vote against all nominees up for election that served throughout the previous year, regardless of their committee membership.

POISON PILLS WITH A TERM OF ONE YEAR OR LESS

We have refined our policy with regard to short-term poison pills (those with a term of one year or less). If a poison pill with a term of one year or less was adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

DUAL-LISTED COMPANIES

We have clarified our approach to companies whose shares are listed on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules. In determining which Glass Lewis country-specific policy to apply, we will consider a number of factors, and we will apply the policy standards most relevant in each situation.

HEDGING AND PLEDGING OF STOCK

We have included general discussions of our policies regarding hedging of stock and pledging of shares owned by executives.

SEC FINAL RULES REGARDING COMPENSATION COMMITTEE MEMBER INDEPENDENCE AND COMPENSATION CONSULTANTS

We have summarized the SEC requirements for compensation committee member independence and compensation consultant independence, and how these new rules may affect our evaluation of compensation committee members. These requirements were mandated by Section 952 of the Dodd- Frank Act and formally adopted by the NYSE and NASDAQ in 2013. Companies listed on these exchanges were required to meet certain basic requirements under the new rules by July 1, 2013, with full compliance by the earlier of their first annual meeting after January 15, 2014, or October 31, 2014.

ADOPTION OF BYLAWS DISQUALIFYING DIRECTOR NOMINEES WHO RECEIVE THIRD-PARTY COMPENSATION

We have adopted a policy regarding bylaw amendments that restrict the ability of shareholders to nominate director candidates who receive third-party compensation for their board service. When these provisions are adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee who served at the time of the amendment.

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I.	A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

1	NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

Affiliated Director – An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.4

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We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

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$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

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$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;5 and any aircraft and real estate dealings between the company and the director’s firm; or

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1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).6

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

2	If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.
3	We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
4	This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.
5	We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
6	This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically7 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.8 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

7	With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.
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We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is

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comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9 Another study finds that 45 percent of S&P 500 boards now separate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.10

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.11

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

9	Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).
10	Spencer Stuart Board Index, 2013, p. 5
11	However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances. (i)

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3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor if we recommend to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

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Any modifications made to the design and structure of the company’s compensation program. Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

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If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee

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member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”12

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

12	Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers LLP. The Institute of Internal Auditors Research Foundation. 2005.
13	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in

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place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.15

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

14	As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.
15	Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair16 if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.18

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

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•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/ or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.19

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

16	As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
17	Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
18	Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
19	The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that

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they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:20

1.	All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.21

20	As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

b.

2.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and whose oversight of compensation at the company in question is suspect.

3.	The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.22

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

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11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

21	Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.
22	In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

c.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.23

15.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of opposition.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating14esponsibilities are apportioned among two separate committees.)

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Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the committee responsible for governance, we will recommend voting against the following:24

1.	All members of the governance committee25 during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights – i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.26 Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,27 when the chairman is not independent and an independent lead or presiding director has not been appointed.28

23	In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
24	As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
25	If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
26	Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
27	As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
28	We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

d.

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)29 without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

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7.	All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

Regarding the nominating committee, we will recommend voting against the following:30

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair31 when the chairman is not independent, and an independent lead or presiding director has not been appointed.32

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.33

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.34

29	A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.
30	As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
31	As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
32	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
33	In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
34	Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to

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financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

EXPERIENCE

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.36

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

35	A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.
36	We typically apply a three-year look-back to such issues and also take into account the level of support the director has received from shareholders since the time of the failure.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

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1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.	A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.37 Academic literature suggests that one board takes up approximately 200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.38 Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.39

3.	A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.40

37	Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.
38	Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.
39	Spencer Stuart Board Index, 2013, p. 6.
40	We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
41	Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

e.

6.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.41 In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

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Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder

42	The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

f.

population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding

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director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

UNOFFICIALLY CONTROLLED COMPANIES AND 20-50% BENEFICIAL OWNERS

Where a shareholder group owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled,” we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.	Adoption of a poison pill: In cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and

g.

the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a five to ten year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.	Adoption of an exclusive forum provision: Consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and

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governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

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3.	Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.	Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets. . . on the order of eight to ten percent in the nine months after a hostile bid was announced.”43 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.44 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”45 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”46

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.47 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are

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unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

43	Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.
44	Id. At 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).
45	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
46	Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
47	Spencer Stuart Board Index, 2013, p. 4
48	Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered significant attention in recent years. As in 2013, we expect to see a number of shareholder proposals regarding this topic in 2014 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any specific parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives.

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MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2013, Glass Lewis tracked approximately 30 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.49

During 2013, these proposals received, on average, 59% shareholder support (excluding abstentions and broker non-votes), up from 54% in 2008. Further, nearly half of these resolutions received majority shareholder support.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

49	Spencer Stuart Board Index, 2013, p. 13

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

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II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability. . . disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.“50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

50	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” P. VIII:20, October 6, 2008.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.51

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

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4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

51	An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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III.	THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share- holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non- binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing say-on-pay proposals:

•	The overall design and structure of the company’s executive compensation program including performance metrics;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

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•	Guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Bonus or long-term plan targets set at less than mean or negative performance levels;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•	Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 86).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected by Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs that may not be reflected yet in a quantitative assessment.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect

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performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance in evaluating new

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LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

RECOUPMENT (“CLAWBACK”) PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

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•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change- in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs. double).

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EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Annual net share count and voting power dilution should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

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OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices. 52

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Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

52	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance- based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for- performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

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As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

IV.	GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”53 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

53	Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

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However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.	Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

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3.	Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis

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underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

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•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

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AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case- by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

V.	COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.

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FORM N-1A

PART C

Item 28. Exhibits

(a)	Articles of Amendment and Restatement (incorporated by reference to Exhibit (a) of Registrant’s Post-Effective Amendment No. 18 filed on October 29, 1999).

(a)(1)	Articles Supplementary dated January 28, 1994 (incorporated by reference to Exhibit (a)(1) of Registrant’s Post-Effective Amendment No. 23 filed on October 29, 2004).

(a)(2)	Articles Supplementary dated April 20, 2001 (incorporated by reference to Exhibit (a)(2) of Registrant’s Post-Effective Amendment No. 23 filed on October 29, 2004).

(a)(3)	Articles Supplementary dated October 14, 2004 (incorporated by reference to Exhibit (a)(3) of Registrant’s Post-Effective Amendment No. 23 filed on October 29, 2004).

(a)(4)	Articles Supplementary dated December 8, 2004 (incorporated by reference to Exhibit (a)(4) of Registrant’s Post-Effective Amendment No. 25 filed on January 31, 2005).

(a)(5)	Articles of Amendment dated October 28, 2013 (incorporated by reference to Exhibit (a)(5) of Registrant’s Post-Effective Amendment No. 44 filed on October 28, 2013.

(a)(6)	Articles Supplementary dated October 28, 2013 (incorporated by reference to Exhibit (a)(6) of Registrant’s Post-Effective Amendment No. 46 filed on October 31, 2014).

(a)(7)	Articles Supplementary dated March 27, 2015 (filed herewith).

(b)	Amended By-Laws dated May 13, 2014 (incorporated by reference to Exhibit (b) of Registrant’s Post-Effective Amendment No. 46 filed on October 31, 2014).

(c)	Instruments Defining Rights of Security Holders (not applicable).

(d)(1)	Investment Management Agreement and Service Agreement between Arrowpoint Asset Management, LLC (“Arrowpoint”) and the Registrant, on behalf of Meridian Equity Income Fund, Meridian Growth Fund and Meridian Contrarian Fund, dated September 5, 2013 (incorporated by reference to Exhibit (d)(1) of Registrant’s Post-Effective Amendment No. 44 filed on October 28, 2013).

(d)(2)	Investment Management Agreement and Service Agreement between Arrowpoint and the Registrant, on behalf of Meridian Small Cap Growth Fund dated November 1, 2013 (incorporated by reference to Exhibit (d)(2) of Registrant’s Post-Effective Amendment No. 46 filed on October 31, 2014).

(d)(3)	Fee Waiver Letter Agreement dated May 12, 2015 among Registrant and Arrowpoint (filed herewith).

(e)	Distribution Agreement between Destra Capital Investments LLC (“Destra”) and the Registrant, dated October 15, 2013 (filed herewith).

(f)	Bonus or Profit Sharing Contracts (not applicable).

(g)(1)	Amended and Restated Custodian Services Agreement, dated January 1, 2009 (incorporated by reference to Exhibit (g) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(g)(1)(a)	Revised Exhibit A, dated November 1, 2013, to the Amended and Restated Custodian Services Agreement (incorporated by reference to Exhibit (g)(1)(a) of Registrant’s Post-Effective Amendment No. 44 filed on October 28, 2013).

(g)(2)	Foreign Custody Management Agreement, dated May 31, 2001 (incorporated by reference to Exhibit (g)(3) of Registrant’s Post-Effective Amendment No. 28 filed on March 23, 2006).

(g)(3)	Amendment to Foreign Custody Manager Agreement, dated May 31, 2001 (incorporated by reference to Exhibit (g)(4) of Registrant’s Post-Effective Amendment No. 28 filed on March 23, 2006).

(g)(4)	Letter Agreement for Amendment to Foreign Custody Agreement, dated September 11, 2003, (incorporated by reference to Exhibit (g)(5) of Registrant’s Post-Effective Amendment No. 28 filed on March 23, 2006).

(h)(1)	Amended and Restated Shareholder Services Agreement, dated January 1, 2009 (incorporated by reference to Exhibit (h)(1) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(h)(1)(a)	Revised Exhibit A, dated November 1, 2013, to the Amended and Restated Shareholder Services Agreement (incorporated by reference to Exhibit (h)(1)(a) of Registrant’s Post-Effective Amendment No. 44 filed on October 28, 2013).

(h)(1)(b)	Red Flags Services Amendment to Amended and Restated Shareholder Services Agreement, dated May 7, 2009 (incorporated by reference to Exhibit (h)(1)(a) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(h)(2)	Amended and Restated Accounting Services (transfer agency) Agreement, dated January 1, 2009 (incorporated by reference to Exhibit (h)(2) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(h)(2)(a)	Revised Exhibit A, dated November 1, 2013, to the Amended and Restated Accounting Services (transfer agency) Agreement (incorporated by reference to Exhibit (h)(2))(a) of Registrant’s Post-Effective Amendment No. 44 filed on October 28, 2013).

(h)(3)	Amended and Restated Administration Assistance Services Agreement, dated January 1, 2009 (incorporated by reference to Exhibit (h)(3) of Registrant’s Post-Effective Amendment No. 32 filed on May 22, 2009).

(h)(4)	Shareholder Servicing Plan dated November 1, 2013 (incorporated by reference to Exhibit (h)(4) of Registrant’s Post-Effective Amendment No. 46 filed on October 31, 2014).

(h)(5)	Administrative Services and Shareholder Servicing Agreement dated November 1, 2013 (incorporated by reference to Exhibit (h)(5) of Registrant’s Post-Effective Amendment No. 46 filed on October 31, 2014).

(h)(6)	Amendment No. 1 to the Administrative Services and Shareholder Servicing Agreement dated December 19, 2014 (filed herewith).

(h)(7)	Amendment No. 2 to the Administrative Services and Shareholder Servicing Agreement dated May 12, 2015 (filed herewith).

(i)	Legal Opinion of Davis Graham & Stubbs LLP dated July 1, 2015 (filed herewith).

(j)	Consent of PricewaterhouseCoopers LLP dated July 1, 2015 (filed herewith).

(k)	Financial Statements omitted from Item 22 (not applicable).

(l)	Investment Representation Agreement, dated 1984 (incorporated by reference to Exhibit (l) of Registrant’s Post-Effective Amendment No. 18 filed on October 29, 1999).

(m)(1)	Rule 12b-1 Plan dated November 1, 2013 (incorporated by reference to Exhibit (m) of Registrant’s Post- Effective Amendment No. 46 filed on October 31, 2014).

(m)(2)	Amendment No. 1 to Rule 12b-1 Plan dated December 19, 2014 (filed herewith).

(m)(3)	Amendment No. 2 to Rule 12b-1 Plan dated May 12, 2015 (filed herewith).

(n)	Amended and Restated Rule 18f-3 Plan dated May 12, 2015 (filed herewith).

(p)(1)	Code of Ethics of the Registrant, dated October 3, 2006 (incorporated by reference to Exhibit (p)(2) of Registrant’s Post-Effective Amendment No. 30 filed on October 26, 2007).

(p)(2)	Code of Ethics of Arrowpoint dated August 9, 2014 (joint Code of Ethics with the Registrant, see Exhibit (p)(4)).

(p)(3)	Code of Ethics of Destra (incorporated by reference to Exhibit (p)(3) of Registrant’s Post-Effective Amendment No. 44 filed on October 28, 2013).

(p)(4)	Amended Code of Ethics of the Registrant dated August 9, 2014 (incorporated by reference to Exhibit (p)(4) of Registrant’s Post-Effective Amendment No. 46 filed on October 31, 2014).

(q)(1)	Directors’ Power of Attorney, dated October 15, 2013 (incorporated by reference to Exhibit (q)(1) of Registrant’s Post-Effective Amendment No. 43 filed on October 25, 2013).

(q)(2)	President’s Power of Attorney, dated October 1, 2013 (incorporated by reference to Exhibit (q)(2) of Registrant’s Post-Effective Amendment No. 43 filed on October 25, 2013).

(q)(3)	Chief Financial Officer’s Power of Attorney, dated September 27, 2013 (incorporated by reference to Exhibit (q)(3) of Registrant’s Post-Effective Amendment No. 43 filed on October 25, 2013).

(q)(4)	Director’s Power of Attorney for Edward Keely dated March 11, 2015 (incorporated by reference to Exhibit (q)(4) of Registrant’s Post-Effective Amendment No. 48 filed on March 25, 2015).

(q)(5)	Director’s Power of Attorney for Guy M. Arnold dated May 21, 2015 (filed herewith).

Item 29. Persons Controlled by or Under Common Control with Registrant None Item 30. Indemnification

Subsection (B) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director of that corporation or a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and (i) in the case of conduct in the director’s official capacity with the corporation, in a manner he reasonably believed to be in the best interests of the corporation, and, (ii) in all other cases, in a manner not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (B) of Section 2-418 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities setforth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation.

Section 2-418 further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in Subsection (B), he shall be indemnified against reasonable expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 2-418.

Article V of the Bylaws of the Fund contains indemnification provisions meant to conform to the above statute and to the provisions of Section 17 of the Investment Company Act of 1940, as amended, and to Investment Company Act Release No. 11330 (September 4, 1980). These Bylaws provide “reasonable and fair means” to determine whether indemnification shall be made which include: (1) reference to a final decision on the merits by a court or other body that liability did not occur by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable, factually based decision to the same effect by (a) a vote of a majority of a quorum of directors who are neither “interested persons” of the company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the Fund’s Articles of Incorporation and Bylaws, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore unenforceable. The Fund, unless in the opinion of its counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue in the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered.

Item 31. Business and Other Connections of Investment Adviser

Arrowpoint is a registered investment adviser and provides investment advisory services to the Registrant. The description of Arrowpoint under the captions “The Investment Adviser” in the Registrant’s Prospectus and “Investment Management” in the Registrant’s Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any other business, profession, vocation or employment during the last two fiscal years of the officers and directors of Arrowpoint is set forth under the caption “Information about the Directors and Officers of Meridian Fund, Inc.” in the Registrant’s Statement of Additional Information and in Arrowpoint’s Form ADV filed with the SEC (File No. 801-69868), both of which are incorporated herein by reference.

Item 32. Principal Underwriters

(a)	Destra Capital Investments LLC acts as principal underwriter for Destra Investment Trust and Destra Investment Trust II.

(b)	The following table presents certain information with respect to each director and officer of Destra as of June 30, 2014. The principal business address for each director and officer of Destra is One North Wacker, 48th Floor, Chicago IL 60606.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICERS WITH REGISTRANT
Dominic Martellaro	Chief Executive Officer and Registered Salesperson	None

(c)	None

Item 33. Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant and Arrowpoint Asset Management, LLC, the Funds’ investment adviser, located at 100 Fillmore St., Suite 325, Denver, CO 80206 and 60 E. Sir Francis Drake Boulevard, Wood Island, Suite 306, Larkspur, CA 94939, and Destra Capital Investments LLC, the Funds’ distributor, located at One North Wacker, 48th Floor, Chicago IL 60606. Records covering shareholder accounts and portfolio transactions are maintained and kept also by the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 and custodian, The Bank of New York Mellon, One Wall Street, New York, New York, 10286.

Item 34. Management Services

None

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the first day of July, 2015.

MERIDIAN FUND, INC.® (Registrant)

/s/ David Corkins
David Corkins, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ David Corkins David Corkins	President (Principal Executive Officer)	July 1, 2015

/s/ Derek Mullins Derek Mullins	Chief Financial Officer (Principal Financial Officer) and Treasurer	July 1, 2015

/s/ Guy M. Arnold* Guy M. Arnold	Director	July 1, 2015

/s/ Michael S. Erickson* Michael S. Erickson	Director	July 1, 2015

/s/ John S. Emrich* John S. Emrich	Director	July 1, 2015

/s/ James B. Glavin* James B. Glavin	Director and Chairman of the Board	July 1, 2015

/s/ Edward Keely* Edward Keely	Director	July 1, 2015

/s/ Michael Stolper* Michael Stolper	Director	July 1, 2015

*By: /s/ Derek Mullins ** Attorney-in-Fact July 1, 2015

**	Executed by Derek Mullins on behalf of each of Michael S. Erickson, John S. Emerich, James B. Glavin, and Michael Stolper pursuant to a Power of Attorney dated October 15, 2013 and incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on October 25, 2013; on behalf of Edward Keely pursuant to a Power of Attorney dated March 11, 2015 and incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement of the Registrant on Form N-1A, filed with the Commission on March 25, 2015; and on behalf of Guy M. Arnold pursuant to a Power of Attorney dated May 21, 2015, filed herewith.

EXHIBIT INDEX

MERIDIAN FUND, INC. ®

POST-EFFECTIVE AMENDMENT NO. 50 TO

FORM N-1A REGISTRATION STATEMENT

FILE NO. 811-04014

Exhibit No.	Title of Exhibit

(a)(7)	Articles Supplementary dated March, 27, 2015

(d)(3)	Fee Waiver Letter Agreement dated May 12, 2015 among Registrant and Arrowpoint Asset Management, LLC.

(e)	Distribution Agreement between Destra Capital Investments LLC (“Destra”) and the Registrant, dated October 15, 2013.

(h)(6)	Amendment No. 1 to the Administrative Services and Shareholder Servicing Agreement dated December 19, 2014.

(h)(7)	Amendment No. 2 to the Administrative Services and Shareholder Servicing Agreement dated May 12, 2015.

(i)	Legal Opinion of Davis Graham & Stubbs LLP dated July 1, 2015.

(j)	Consent of PricewaterhouseCoopers LLP dated July 1, 2015.

(m)(2)	Amendment No. 1 to the Rule 12b-1 Plan dated December 19, 2014.

(m)(3)	Amendment No. 2 to the Rule 12b-1 Plan dated May 12, 2015.

(n)	Amended and Restated Rule 18f-3 Plan dated May 12, 2015.

(q)(5)	Director’s Power of Attorney for Guy M. Arnold dated May 21, 2015.